SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.      )

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☐     Soliciting Material Pursuant to Section 240.14a-12

MOOG INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

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[MOOG LOGO]

MOOG INC., EAST AURORA, NEW YORK 14052

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

      NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of MOOG Inc. will be held in the Auditorium of the Albright-Knox Art Gallery, 1285 Elmwood Avenue, Buffalo, New York, on Wednesday, January 14, 2004, at 9:15 a.m., for the following purposes:

1. To consider an amendment to the Company’s Restated Certificate of Incorporation to increase the authorized number of directors from not less than three nor more than nine to not less than three nor more than fifteen.

2. To elect five directors of the Company, one of whom will be a Class A director elected by the holders of Class A shares to serve a three-year term expiring in 2007, three of whom will be Class B directors elected by the holders of Class B shares to serve three-year terms expiring in 2007, and one of whom will be a Class B director elected by the holders of Class B shares to serve a one-year term expiring in 2005, or until the election and qualification of their successors.

3. To consider and ratify the selection of Ernst & Young LLP, independent certified public accountants, as auditors of the Company for the 2004 fiscal year.

4. To consider and transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

      FURTHER NOTICE IS HEREBY GIVEN that certain amendments have been made by the Board of Directors to the Company’s By-Laws:

(a) To add an advance notice provision to the current procedure for proposals to be brought before an annual meeting of shareholders and the nominating of directors; and

(b) Such other amendments as are described in the enclosed proxy statement.

      The Board of Directors has fixed the close of business on December 8, 2003 as the record date for determining which shareholders shall be entitled to notice of and to vote at such meeting. SHAREHOLDERS WHO WILL BE UNABLE TO BE PRESENT PERSONALLY MAY ATTEND THE MEETING BY PROXY. SHAREHOLDERS WHO WILL VOTE BY PROXY ARE REQUESTED TO DATE, SIGN AND RETURN THE ENCLOSED PROXY OR USE THE INTERNET OR TELEPHONE VOTING OPTIONS AS DESCRIBED ON THE PROXY CARD. THE PROXY MAY BE REVOKED AT ANY TIME BEFORE IT IS VOTED.

By Order of the Board of Directors

JOHN B. DRENNING, Secretary

Dated:	East Aurora, New York

December 12, 2003

PROXY STATEMENT

FOR ANNUAL MEETING OF SHAREHOLDERS OF
MOOG INC.
TO BE HELD IN THE AUDITORIUM OF THE ALBRIGHT-KNOX ART GALLERY
1285 ELMWOOD AVENUE, BUFFALO, NEW YORK
ON JANUARY 14, 2004

      This Proxy Statement is furnished to shareholders of record on December 8, 2003 by the Board of Directors of MOOG Inc. (the “Company”) in connection with the solicitation of proxies for use at the Annual Meeting of Shareholders on Wednesday, January 14, 2004, at 9:15 a.m., and at any adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. This Proxy Statement and accompanying proxy will be mailed to shareholders on or about December 12, 2003.

      If the enclosed form of proxy is properly executed and returned, the shares represented thereby will be voted in accordance with the instructions thereon. Unless otherwise specified, the proxy will be deemed to confer authority to vote the shares represented by the proxy “FOR” Proposal 1, the amendment to the Company’s Restated Certificate of Incorporation, “FOR” Proposal 2, the election of directors and “FOR” Proposal 3, the ratification of Ernst & Young LLP as independent auditors for the fiscal year 2004.

      Any proxy given pursuant to this solicitation may be revoked by the person giving it insofar as it has not been exercised. Any revocation may be made in person at the meeting, or by submitting a proxy bearing a date subsequent to that on the proxy to be revoked, or by written notification to the Secretary of the Company.

GENERAL

      The Board of Directors has fixed the close of business on December 8, 2003 as the record date for determining the holders of common stock entitled to notice of and to vote at the meeting. On December 8, 2003, the Company had outstanding and entitled to vote, a total of 15,116,466 shares of Class A common stock (“Class A shares”) and 2,132,196 shares of Class B common stock (“Class B shares”).

      Holders of Class A shares are entitled to elect at least 25% of the Board of Directors, rounded up to the nearest whole number, so long as the number of outstanding Class A shares is at least 10% of the number of outstanding shares of both classes of common stock. Currently, the holders of Class A shares are entitled, as a class, to elect three directors of the Company, and the holders of the Class B shares are entitled, as a class, to elect the remaining eight directors. Other than on matters relating to the election of directors or as required by law, where the holders of Class A shares and Class B shares vote as separate classes, the record holder of each outstanding Class A share is entitled to a one-tenth vote per share and the record holder of each outstanding Class B share is entitled to one vote per share on all matters to be brought before the meeting.

      The Class A director and the Class B directors will be elected by a plurality of the votes cast by the respective class. The amendment to the restated certificate of incorporation requires approval by a vote of the majority of the Class A and Class B shares voting as one class and the ratification of the auditors may be adopted by a majority of the Class A and Class B votes cast, a quorum of 7,558,234 Class A shares and 1,066,099 Class B shares being present. The record holders of 9% Cumulative Convertible Exchangeable Preferred Shares, Series B, $1.00 par value (“Series B Preferred Stock”) are not entitled to vote on the scheduled matters upon which action is to be taken at the meeting. The Series B Preferred Stock will convert to 10,788 Class A shares no later than January 1, 2004.

      In accordance with New York law, abstentions and broker non-votes are not counted in determining the votes cast in connection with the amendment to the restated certificate of incorporation or the ratification of the selection of Ernst & Young LLP as auditors of the Company for the 2004 fiscal year. However, abstentions and broker non-votes will have the effect of negative vote on the proposal to amend the restated certificate of incorporation, which requires the vote of a majority of Class A and Class B shares voting as one class. Votes withheld, including broker non-votes, in connection with the election of one or more nominees for director will not be counted and will have no effect.

CERTAIN BENEFICIAL OWNERS

Security Ownership

      The only persons known by the Company to own beneficially more than five percent of the outstanding shares of either class of the voting common stock of the Company are set forth below.

	Class A		Class B
	Common Stock		Common Stock(1)

	Amount and		Amount and
	Nature of		Nature of
	Beneficial	Percent	Beneficial	Percent
Name and Address of Beneficial Owner	Ownership	of Class	Ownership	of Class

Wellington Management Co. LLP	1,838,000	12.2	–0–	–0–
75 State Street
Boston, MA 02109
Moog Inc. Savings and Stock Ownership Plan Trust(2)	646,804	4.3	758,817	35.6
c/o Moog Inc.
Jamison Rd.
East Aurora, NY 14052
All directors and officers as a group(3)	474,881	3.1	130,755	6.1
(See “Election of Directors,” particularly footnotes 3
and 16 to the table on pages 4, 5 and 6)
Moog Family Agreement as to Voting(4)	143,625	1.0	341,664	16.0
c/o Moog Inc.
Jamison Rd.
East Aurora, NY 14052
Moog Inc. Retirement Plan Trust(5)	66,233	.4	444,904	20.9
c/o Moog Inc.
Jamison Rd.
East Aurora, NY 14052

(1)	Class B shares are convertible into Class A shares on a share-for-share basis.

(2)	These shares are allocated to individual participants under the Plan and are voted by the Trustee, HSBC Bank USA, Buffalo, New York, as directed by the participants to whom such shares are allocated. Any allocated shares as to which voting instructions are not received are voted by the Trustee as directed by the Plan’s Investment Committee. As of September 27, 2003, 6,473 of the allocated Class A shares and 24,974 of the allocated Class B shares were allocated to accounts of officers and are included in the share totals in the table on page 4 for all directors and officers as a group.

(3)	See the table on pages 4, 5 and 6 containing information concerning the shareholdings of directors and officers of the Company.

(4)	Does not include options to acquire Class A shares. See “Moog Family Agreement as to Voting” for an explanation as to how the shares shown in the table as beneficially owned are voted.

(5)	Shares held are voted by the Trustee, Manufacturers and Traders Trust Company, Buffalo, New York, as directed by the Moog Inc. Retirement Plan Committee.

Moog Family Agreement as to Voting

      The Moog Family Agreement as to Voting is an agreement among the following relatives of the late Jane B. Moog: her children, Constance Kent Moog Silliman, Nancy Moog Aubrecht, Douglas B. Moog and Susan M. Mitchell; her adult grandchildren; her son-in-law, Richard A. Aubrecht; her daughter-in-law, Jeanne M. Moog; and Albert K. Hill, former legal counsel to the Company. The agreement relates to 143,625 Class A shares and 341,664 Class B shares, exclusive of currently exercisable options, owned of record or beneficially by the parties to the agreement other than Mr. Hill. Mr. Hill’s shares are not covered by the agreement.

      Each of the named parties granted an irrevocable proxy covering that person’s shares of stock subject to the agreement to certain parties to the agreement who are required to take any action and cause all shares subject to the agreement to be voted as may be determined by the vote of any four of: Richard A. Aubrecht, Constance Kent Moog Silliman, Jeanne M. Moog, Douglas B. Moog, Susan M. Mitchell and Albert K. Hill.

      The agreement contains restrictions on the ability of any party to remove all or any shares of stock from the provisions of the agreement and further provides for each of the parties who have the right to vote in certain instances to have successors named by them. In addition, the transfer in any manner of any shares of the Company is subject to the agreement.

      The agreement, by its terms, continues in force until December 31, 2015, and is automatically renewed from year to year after that date unless any party to the agreement gives notice to the other parties of his election to terminate the agreement at least 90 days before December 31 of that year. The agreement also terminates upon the occurrence of certain events.

PROPOSAL 1 — AMENDMENT TO CERTIFICATE OF INCORPORATION

      It is proposed by the Board of Directors, pursuant to a resolution adopted on December 2, 2003, to amend Paragraph SIXTH of the Company’s Restated Certificate of Incorporation to increase the permitted number of directors on the Company’s Board of Directors. Paragraph SIXTH of the Company’s Certificate of Incorporation currently states that the number of directors of the Company shall be not less than three nor more than nine. The proposed amendment to the Paragraph SIXTH would increase the permitted number of directors of the Company to not less than three nor more than fifteen directors. The increase in the permitted number of directors will allow for greater flexibility in meeting any future needs of the Company regarding the composition of the Board of Directors.

      If the proposed amendment to the Certificate of Incorporation is adopted, the first sentence of Paragraph SIXTH will read in its entirety as follows:

      “SIXTH: The number of directors shall be not less than three nor more than fifteen.”

      The Board of Directors recommends a vote “FOR” adoption of the amendment to the Restated Certificate of Incorporation.

PROPOSAL 2 — ELECTION OF DIRECTORS

      One of the three classes of the Board of Directors of the Company is elected annually to serve three-year terms. Five directors are to be elected at the meeting, of which one is to be a Class A director elected by the holders of the outstanding Class A shares and four of which are to be Class B directors elected by the holders of the outstanding Class B shares. The Class A nominee and three of the Class B nominees will be elected to hold office until 2007, and one of the Class B nominees will be elected to hold office until 2005, or until the election and qualification of their successors. The persons named in the enclosed proxy will vote Class A shares for the election of the Class A nominee named below, and Class B shares for the election of the Class B nominees named below, unless the proxy directs otherwise. In the event any of the nominees should be unable to serve as a director, the proxy will be voted in accordance with the best judgment of the person or persons acting under it. It is not expected that any of the nominees will be unable to serve.

Nominees and Directors

      Certain information regarding nominees for Class A and Class B directors, as well as those directors whose terms of office continue beyond the date of the 2004 Annual Meeting of Shareholders, including their beneficial ownership of equity securities, is set forth below. Unless otherwise indicated, each person held various positions with the Company for the past five years and has sole voting and investment power with respect to the securities beneficially owned. Beneficial ownership includes securities which could be acquired pursuant to currently exercisable options or options which become exercisable within 60 days of the date of this Proxy Statement.

      All of the nominees with the exception of Mr. Boushie have previously served as directors and have been elected as directors at prior annual meetings.

									Series B
									Preferred
			Shares of Common Stock						Stock(1)

		First			Percent			Percent		Percent
		Elected			of			of		of
	Age	Director	Class A		Class	Class B		Class	Shares	Class

Nominees for Class B Director Term Expiring in 2007
Kraig H. Kayser(2)(3)	43	1998	8,953		*	–0–		*	–0–	*
Robert H. Maskrey(4)	62	1998	61,719		*	30,702		1.4	13,111	15.7
Albert F. Myers(5)	57	1997	9,576		*	–0–		*	–0–	*
Nominee for Class B Director Term Expiring in 2005
Raymond W. Boushie(6)	63	—	—			—			–0–	*
Nominee for Class A Director Term Expiring in 2007
Robert R. Banta(7)	61	1991	21,664		*	650		*	11,111	13.3
Class B Directors Continuing in Office Term Expiring in 2005
Joe C. Green(8)	62	1986	18,422		*	4,208		*	11,111	13.3
Term Expiring in 2006
Richard A. Aubrecht(9)(10)	59	1980	71,663		*	38,672		1.8	17,222	20.6
John D. Hendrick(11)	65	1994	13,527		*	1,500		*	–0–	*
Brian J. Lipke(12)	52	2003	–0–		*	–0–		*	–0–	*
Class A Directors Continuing in Office Term Expiring in 2005
Robert T. Brady(13)(14)	62	1984	100,365		*	44,687		2.1	11,111	13.3
Term Expiring in 2006
James L. Gray(15)	68	1999	9,538		*	–0–		*	–0–	*
All directors, the director elect and officers as a group (nineteen persons)			474,881	(16)	3.1	130,755	(16)	6.1	83,771	100.0

*	Does not exceed one percent of the class.

(1)	Each share of Series B Preferred Stock, which has one vote per share on matters as to which the Class is entitled to vote, is convertible into .128775 Class A share. Under an agreement dated October 15, 1988, as amended, the holders of the Series B Preferred Stock appointed as proxies Executive Vice Presidents and Directors Joe C. Green and Robert H. Maskrey, who will vote all shares of such stock as determined by a majority of such shares. The Series B Preferred Stock will convert to 10,788 Class A shares no later than January 1, 2004.

(2)	Mr. Kayser is President and Chief Executive Officer of Seneca Foods Corporation, with revenues of approximately $1 billion, headquartered in Pittsford, NY. Prior to his promotion in 1993, Mr. Kayser was the company’s CFO. He received a B.A. from Hamilton College and a M.B.A. from Cornell University.

(3)	Does not include 67,000 Class A shares and 35,000 Class B shares held in a Seneca Foods Corporation pension plan for which Mr. Kayser is one of three trustees as well as one of a number of beneficiaries. Also not included are 83,850 Class B shares owned by Seneca Foods Corporation, of which Mr. Kayser is President and Chief Executive Officer, a director and a major shareholder, and 24,550 Class A shares owned by the Seneca Foods Foundation, of which Mr. Kayser is a director.

(4)	Mr. Maskrey has been with the Company since 1964. He served in a variety of engineering capacities through 1976. From 1976 until 1981, Mr. Maskrey was Chief Engineer for the Electronics & Systems Division. In 1981, Mr. Maskrey joined the Aircraft Controls Division, of which he became General Manager and concurrently a Vice President of the Company in 1985. In 1999, he was elected an Executive Vice President and Chief Operating Officer. Mr. Maskrey received his B.S. and M.S. in Mechanical Engineering from the Massachusetts Institute of Technology.

(5)	Mr. Myers is Corporate Vice President of Strategy and Technology of Northrop Grumman Corporation headquartered in Los Angeles, CA, with revenues of $26 billion. Formerly Vice President and Treasurer, Mr. Myers joined Northrop in 1981. He received his B.S. and M.S. degrees in Mechanical Engineering from the University of Idaho, and a M.S. degree from the Alfred P. Sloan Fellowship at the Massachusetts Institute of Technology.

(6)	Mr. Boushie has been President of the $440 million Aerospace & Electronics segment of Crane Co. since 1999, and was previously President of Crane’s Hydro-Aire operation. Mr. Boushie has a B.A. from Colgate University, an Associate Metallurgy degree from Reynolds Metals Co., and has completed graduate work at the University of Michigan and the Wharton School of Finance at the University of Pennsylvania.

(7)	Mr. Banta has been with the Company since 1983 when he was appointed Vice President — Finance. He became Executive Vice President and Chief Financial Officer in 1988 and was named a Director in 1991. Prior to joining the Company, Mr. Banta was Executive Vice President of Corporate Banking for M&T Bank. Mr. Banta received his B.S. from Rutgers University and holds an M.B.A. from the Wharton School of Finance and Commerce at the University of Pennsylvania.

(8)	Mr. Green began his career at the Company in 1966. In 1973, Mr. Green was named Vice President — Human Resources, and elected Executive Vice President and Chief Administrative Officer in 1988. Before joining the Company, Mr. Green worked for General Motors Institute and served as a Captain in the U.S. Army. Mr. Green received his B.S. from Alfred University in 1962 and completed graduate study in Industrial Psychology at Heidelberg University in Germany.

(9)	Dr. Aubrecht began his career with the Company in 1969. He worked in various engineering capacities, including three years at the Company’s German subsidiary. After three years with American Hospital Supply, Dr. Aubrecht rejoined the Company in 1979 as Administrative Vice President and Secretary. In 1988, he became Chairman of the Board, and in 1996 was elected Vice Chairman of the Board and Vice President of Strategy and Technology. Dr. Aubrecht studied at the Sibley School of Mechanical Engineering at Cornell University where he received his B.S., M.S. and Ph.D. degrees.

(10)	Dr. Aubrecht’s wife is the beneficial owner of 26,377 Class A shares and 59,487 Class B shares, which are not included in the number reported.

(11)	Mr. Hendrick retired in 2003 as Chairman and President of Okuma America Inc., a $400 million company, headquartered in Charlotte, North Carolina. Mr. Hendrick became President of Okuma in 1989. He received a B.S.M.E. from the University of Pittsburgh and a M.S. from Carnegie Mellon University.

(12)	Mr. Lipke is the Chairman of the Board and Chief Executive Officer of Gibraltar Steel Corporation, located in Buffalo, NY, with revenues of $800 million. Mr. Lipke started his career with Gibraltar in 1972, and became President in 1987 and Chairman of the Board in 1999. Mr. Lipke attended the SUNY College of Technology at Alfred and the University of Akron.

(13)	Mr. Brady has worked at the Company since 1966 in positions that have encompassed finance, production and operations management. In 1976, Mr. Brady was named Vice President and General Manager of the Aerospace Group. He was elected a director in 1984 and became President and CEO in 1988. In 1996, he was elected Chairman of the Board. Prior to joining Moog, Mr. Brady served as an officer in the U.S. Navy. Mr. Brady received his B.S. from the Massachusetts Institute of Technology in 1962 and received his M.B.A. from Harvard Business School in 1966.

(14)	Mr. Brady’s wife owns 300 Class A shares and his children own 1,500 Class A shares, neither of which are included in the number reported.

(15)	Mr. Gray retired as Chairman and CEO of PrimeStar Partners, LP, in 1998, a communications company with $1.3 billion in revenues. Previously Mr. Gray was Vice Chairman of Time Warner Cable. He received his B.S. in Business Administration from Kent State University and his M.B.A. from the State University of New York at Buffalo.

(16)	Does not include shares held by spouses, or as custodian or trustee for minors, as to which beneficial interest has been disclaimed, or shares held under the “Moog Family Agreement as to Voting” described beginning on page 3. Includes 258,239 Class A shares subject to currently exercisable options or options which become exercisable within 60 days. Officers and directors of the Company have entered into an agreement among themselves and with the Company’s Savings and Stock Ownership Plan (the “SSOP”), the Employees’ Retirement Plan and the Company, which provides that prior to selling Class B shares obtained through exercise of a non-statutory option, the remaining officers and directors, the SSOP, the Employees’ Retirement Plan and the Company have an option to purchase the shares being sold.

Director Independence

      The Board of Directors has adopted standards for determining whether a director is independent from management. The Board reviews, consistent with the Company’s corporate governance guidelines, whether a director has any material relationship with the Company that would impair the director’s independent judgment.

      To assist it in making independence determinations, the Board refers to the standards set forth at 303A.02(b) of the New York Stock Exchange Listed Company Manual. The Board of Directors has affirmatively determined, based on these standards, that the following directors are independent: Messrs. James L. Gray, John D. Hendrick, Kraig H. Kayser, Brian J. Lipke, and Albert F. Myers. Raymond W. Boushie, who is standing for election to the Board, has also been determined to be independent. The Board has also determined that all Board standing committees, other than the Executive Committee, are composed entirely of independent directors.

Executive Sessions

      The Company’s corporate governance guidelines provide that the non-management directors, which for the Company is all of the independent directors, meet at regularly scheduled executive sessions without management. Generally, these sessions will take place prior to or following regularly scheduled Board meetings.

Section 16 Beneficial Ownership Reporting Compliance

      Except as noted, during the fiscal year ended September 27, 2003, the executive officers and directors of the Company timely filed with the Securities and Exchange Commission the required reports regarding their beneficial ownership of Company securities. Mr. Green and Philip H. Hubbell, a Vice President, each reported one sales transaction late.

Other Directorships

      Current Directors of the Company are presently serving on the following boards of directors of other publicly traded companies:

Name of Director	Company

Robert T. Brady	M & T Bank Corporation; Seneca Foods Corporation; Astronics Corporation; National Fuel Gas Company
Kraig H. Kayser	Seneca Foods Corporation
Brian J. Lipke	Gibraltar Steel Corporation

Board of Directors and Committee Meetings

      From September 28, 2002 to September 27, 2003, the Board of Directors held seven meetings. Following are the standing committees of the Board of Directors and the number of meetings they each held during the last fiscal year:

	Number of
Committees	Meetings	Members

Audit	7	Messrs. Kayser, Hendrick, Gray and Myers
Executive	0	Messrs. Brady, Aubrecht, Banta, Green, and Maskrey
Executive Compensation	1	Messrs. Hendrick, Gray, Myers, and Lipke
Stock Option	2	Messrs. Myers, Hendrick, Gray, and Lipke
Nominating and Governance	1	Messrs. Gray, Hendrick, Kayser, Myers and Lipke

      Mr. Gray attended less than 75% of Board of Directors and Committee meetings. In part this was due to scheduling conflicts related to special Board meetings called associated with the acquisition of the Poly-Scientific business of Litton Systems Inc., a Northrop Grumman Corporation subsidiary. While due to various reasons Board members may not be able to attend a Board meeting, all Board members are provided information related to each of the agenda items before each meeting, and, as such, can provide counsel outside the confines of regularly scheduled meetings.

      The Audit Committee oversees the integrity of the financial reporting process, the independent auditor and any internal audit function of the Company. The Executive Committee, between meetings of the Board of Directors and to the extent permitted by law, exercises all of the powers and authority of the Board in the management of the business of the Company. The Executive Compensation Committee determines the CEO’s compensation and makes recommendations on non-CEO executive compensation plans. The Stock Option Committee is responsible for the administration of the stock option plans of the Company and recommends to the Board of Directors proposed recipients of stock options. The Nominating and Governance Committee evaluates and recommends candidates for the Board of Directors and oversees governance matters.

NOMINATING AND GOVERNANCE COMMITTEE REPORT

      The Nominating and Governance Committee is composed solely of independent, non-employee Directors of the Company. The committee participates in the search for qualified directors. At a minimum, qualifications must include relevant experience in the operation of public companies, education and skills, and a high level of integrity. The candidate must be willing and available to serve and should represent the interests of all shareholders and not of any special interest group. A shareholder wishing to nominate a candidate should forward the candidate’s name and a detailed background of the candidate’s qualifications to the Secretary of the Company taking into consideration the criteria set forth above and in the Company’s corporate governance guidelines. The Committee met on December 2, 2003 and nominated Messrs. Banta, Boushie, Kayser, Maskrey and Myers for election at the 2004 Annual Meeting.

James L. Gray
John D. Hendrick
Kraig H. Kayser
Brian J. Lipke
Albert F. Myers

EXECUTIVE COMPENSATION COMMITTEE REPORT

      The Executive Compensation Committee is composed solely of independent, non-employee directors of the Company. The Executive Compensation Committee is responsible for all elements of executive compensation including base salary, management profit sharing and other benefit programs for key executives.

      The goals of the Company’s executive compensation program are to:

1. Pay competitively to attract, retain and motivate superior executives who must operate in a highly competitive and technologically specialized environment, and

2. Relate total compensation for each executive to overall Company performance as well as individual performance, and

3. Align executives’ performances and financial interests with shareholder value.

      It is the Company’s policy to consider the deductibility of executive compensation under applicable income tax rules, as one of many factors used to make specific compensation determinations consistent with the goals of the Company’s executive compensation program. Presently, and for the foreseeable future, Section 162(m) of the Internal Revenue Code, relating to the nondeductibility of individual annual executive compensation payments in excess of $1 million, will not cause any compensation to be paid by the Company to be nondeductible.

Salaries

      Base salary ranges are developed after considering the recommendations of professional compensation consultants who conduct annual compensation surveys of similar companies. Base salaries within these ranges are targeted to be above average and competitive in relation to salaries paid for similar positions in comparable companies. On an annual basis, the Executive Compensation Committee reviews management recommendations for executives’ salaries utilizing the results of survey data for comparable executive positions. Individual salary determinations within the established ranges are made based on position accountabilities, experience, sustained individual performance, overall Company performance, and peer comparisons inside and outside the Company, with each factor being weighed reasonably in relation to other factors.

Management Profit Sharing

      Under the discretionary Management Profit Sharing Program, an individual executive’s annual profit share is determined by multiplying the base salary by the product of the Company’s percent improvement in diluted earnings per share and a multiple which varies with the executive’s accountabilities. The Company uses percent improvement in earnings per share as the performance parameter because it is a principal financial performance measurement used by share investors and the general financial community.

      The plan is intended to motivate executives toward the achievement of goals which are directly aligned with shareholder interests. Officers of the Company participate in this plan with all other key executives. There have been fiscal years when management has temporarily suspended payment under the Management Profit Sharing Program or paid only a portion of the amount calculated under the program. A management profit share was awarded to executives for fiscal year 2003. Such profit share is payable to executive officers on January 5, 2004, the date the Executive Compensation Committee established for payment.

Stock Options

      Stock option plans are used to align the long-term financial interests of executives with those of shareholders.

      The shareholders of the Company, on February 11, 1998, approved a Stock Option Plan (“1998 Plan”) providing for the grant of options which may be “Incentive Stock Options” within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended, or non-qualified stock options, or a combination of both, as determined by the Stock Option Committee. The 1998 Plan, which will terminate on December 31, 2007, covers a total of 900,000 shares of the Company’s Class A common stock, $1.00 par value, reserved for the grant of options to directors, officers, and other key employees. The 1998 Plan provides that the option price shall be at least equal to the fair market value of the Company’s Class A common stock at the time of the grant. The Plan is administered by a committee appointed by the Board of Directors comprised of at least three directors, each of whom is an independent Board member.

      On February 5, 2003 the shareholders approved the 2003 Stock Option Plan (“2003 Plan”). The 2003 Plan is the same in all material respects to the 1998 Plan described in the preceding paragraph, with the exception that the 2003 plan imposes a three year holding period requirement unless Moog stock is used in payment of options exercised. The 2003 Plan covers 600,000 Moog Class A shares, and terminates November 26, 2012.

      During fiscal year 2003, Messrs. Brady, Green, Maskrey, Banta and Aubrecht received options for 12,000, 9,000, 9,000, 9,000 and 9,000 shares, respectively, and all executive officers and directors as a group received options for a total of 114,500 shares. Of the options granted, options for 92,000 shares have an exercise price of $28.20, and options for 22,500 shares have an exercise price of $31.55, and are exercisable not less than one year and ending not more than ten years after the date upon which they were granted. See page 12 for table of Option Grants in Last Fiscal Year.

Other Compensation Plans

      In order that the total aggregated compensation package provided executives meets the Company’s goals, executives receive certain additional benefit plans as discussed on pages 12 through 15. These plans are comparable to those provided to executives in companies surveyed by the Company’s professional compensation consultants.

Compensation of the Chief Executive Officer

      The Executive Compensation Committee determines the Chief Executive Officer’s salary and other compensation elements based on performance. The salary is established within a salary range recommended by an independent compensation consulting firm.

      The Company continues to closely manage its business plans in response to changing demands in a very competitive global marketplace. The Company also continues to evaluate strategic acquisitions to strengthen its market position. Management has continued to improve overall financial performance.

      Mr. Brady has been Chief Executive Officer since 1988, and Chairman since 1996. His dedicated leadership continues to be a vital guiding force for the Company in meeting the challenges of a diverse global business environment. His efforts not only have resulted in improved Company performance during fiscal 2003, but also position the Company for continued success in the future.

      The Executive Compensation Committee believes that its actions in 2003 have been consistent with and have effectively implemented the Company’s overall compensation policies.

John D. Hendrick
James L. Gray
Albert F. Myers
Brian J. Lipke

EXECUTIVE COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

      Messrs. Hendrick, Gray, Kayser, Myers and Lipke served on the Compensation Committee during the past fiscal year. Mr. Kayser came off the Committee in February, 2003. Mr. Kayser is President and Chief Executive Officer, a director and a major shareholder of Seneca Foods Corporation. Mr. Brady, the Company’s Chairman, President and Chief Executive Officer, is a director of Seneca Foods.

AUDIT COMMITTEE REPORT

      The Audit Committee consists solely of independent non-employee directors in accordance with the standards of the New York Stock Exchange. The Audit Committee meets at least quarterly. The Board of Directors has adopted a written charter for the Audit Committee. A copy of the charter is set forth as Appendix A to this proxy statement.

      In connection with the September 27, 2003 year end financial statements, the Audit Committee met on December 2, 2003. In this meeting the Audit Committee (1) reviewed and discussed the audited financial statements with management, (2) discussed with the auditors the matters required by Statement on Auditing Standards No. 61 and (3) received and discussed with the auditors the matters required by Independence Standards Board Standard No. 1. Based upon these reviews and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K filed with the SEC.

      The Board of Directors has determined that each member of the audit committee is a financial expert within the meaning of applicable SEC rules.

Kraig H. Kayser
John D. Hendrick
James L. Gray
Albert F. Myers

STOCK OPTION COMMITTEE REPORT

      The Stock Option Committee consists of Messrs. Myers, Hendrick, Gray, and Lipke. The Stock Option Committee is composed of independent, non-employee directors of the Company. See the heading Stock Options on page 8 for information on stock option plans and grants.

Albert F. Myers
James L. Gray
John D. Hendrick
Brian J. Lipke

COMPENSATION OF DIRECTORS

      Non-employee directors are paid $5,000 per quarter and reimbursed for expenses incurred in attending Board and committee meetings. The aggregate remuneration was $95,000 for the fiscal year ended September 27, 2003.

      The Company’s 1998 Stock Option Plan provides that options to purchase Class A shares may be granted to non-employee directors of the Company. During fiscal year 2003, Messrs. Hendrick, Kayser, Gray and Myers each were granted options to purchase 750 Class A shares at an exercise price per share equal to the fair market value of a Class A share on the date of grant.

      The Board of Directors recommends a vote “For” the nominees for Class B directors and “For” the nominee for Class A director.

STOCK PRICE PERFORMANCE GRAPH

1998 – 2003

      The following graph compares the cumulative total shareholder return on the Company’s Class A Common Stock with that of the NYSE Composite Index, a major index of the New York Stock Exchange and the S&P Aerospace/ Defense Index, an industry index published by Standard and Poor’s Corporation. The comparison for each of the periods assumes that $100 was invested on September 30, 1998 in each of the Company’s Class A Common Stock, the stocks included in the NYSE Composite Index and the S&P Aerospace/ Defense Index. These indices, which reflect formulas for dividend reinvestment and weighting of individual stocks, do not necessarily reflect returns that could be achieved by individual investors.

COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*

AMONG MOOG INC., THE S & P AEROSPACE & DEFENSE INDEX
AND THE NEW YORK STOCK EXCHANGE (US) INDEX

*	$100 invested on 9/30/98 in stock or index — including reinvestment of dividends. Fiscal year ending September 30.

	Cumulative Total Return

	9	9/99	9/00	9/01	9/02	9/03

MOOG INC.	100.00	124.09	124.95	125.06	156.61	181.26
S&P AEROSPACE & DEFENSE	100.00	120.73	121.52	97.98	107.90	110.11
NEW YORK STOCK EXCHANGE (US)	100.00	120.51	136.01	115.79	96.03	116.05

SUMMARY COMPENSATION TABLE

      The following tabulation shows information concerning the compensation for services in all capacities to the Company for the fiscal years ended September 27, 2003, September 28, 2002 and September 29, 2001 of the Chief Executive Officer and the other four most highly compensated executive officers at September 27, 2003 (the “Named Executives”).

	Annual Compensation				Securities
					Underlying	All Other
		Salary	Bonus	Other	Options	Compensation
Name and Principal Position	Year	($)	($)	($)	(#)	($)(1)

Robert T. Brady	2003	582,748	80,917	13,719	12,000	97,892
Chairman of the Board,	2002	564,246	97,291	23,807	12,000	7,892
President, Chief Executive Officer	2001	522,000	76,689	13,081	12,000	7,892
Robert H. Maskrey	2003	439,005	62,245	9,510	9,000	8,152
Executive Vice President,	2002	393,498	68,577	10,358	19,494	6,835
Chief Operating Officer	2001	350,750	51,609	10,687	9,000	4,437
Joe C. Green	2003	405,501	59,339	6,448	9,000	6,269
Executive Vice President,	2002	335,004	56,586	5,468	9,000	5,198
Chief Administrative Officer	2001	335,000	48,565	5,468	9,000	3,387
Robert R. Banta	2003	365,004	51,594	12,229	9,000	5,719
Executive Vice President,	2002	336,997	57,598	9,880	9,000	3,284
Chief Financial Officer	2001	320,750	47,115	10,190	9,000	3,078
Richard A. Aubrecht	2003	301,746	42,048	7,711	9,000	6,422
Vice Chairman of the Board,	2002	291,505	49,830	6,985	9,000	5,729
Vice President	2001	277,250	40,737	6,992	9,000	5,290

(1)	Amounts shown for 2003 include $0, $1,244, $0, $0 and $3,319 representing Company matching contributions to the Company’s Savings and Stock Ownership Plan, $90,000, $0, $0, $0, $0 for payments in lieu of vacation and $7,892, $6,907, $6,268, $5,719 and $3,052 representing premiums on group life insurance, paid by the Company on behalf of Messrs. Brady, Maskrey, Green, Banta and Aubrecht, respectively.

OPTION GRANTS IN LAST FISCAL YEAR

      Shown below is information as to grants of stock options made during the fiscal year ended September 27, 2003 to the Named Executives.

					Potential Realizable Value
	Individual Grants				At Assumed Annual Rates
					Of Stock Price Appreciation
	Number of	% of Total			For Option Term($)(2)
	Securities	Options
	Underlying	Granted to	Exercise		Assumed	Assumed
	Options	Employees in	Price Per	Expiration	Appreciation	Appreciation
Name	Granted(1)	Fiscal Year	Share($)	Date	of 5%	of 10%

Robert T. Brady	12,000	6.5%	28.20	11/26/12	212,760	539,280
Robert H. Maskrey	9,000	4.9%	28.20	11/26/12	159,570	404,460
Joe C. Green	9,000	4.9%	28.20	11/26/12	159,570	404,460
Robert R. Banta	9,000	4.9%	28.20	11/26/12	159,570	404,460
Richard A. Aubrecht	9,000	4.9%	28.20	11/26/12	159,570	404,460

(1)	Only Class A stock options were granted in fiscal 2003. These options become exercisable in annual installments as follows: (a) Mr. Brady — 2,080 shares on November 26, 2010 and 9,920 shares on November 26, 2010; (b) Mr. Maskrey — 9,000 shares on November 26, 2011; (c) Messrs. Green, Banta and Aubrecht — 1,755 shares on November 26, 2007; 3,546 shares on November 26, 2008 and 3,699 shares on November 26, 2009.

(2)	Potential realizable values are based on the assumed annual growth rates for the ten-year option term. A 5% annual growth rate for the options granted on November 26, 2002 would result in a stock price of $45.93 at the November 26, 2012 expiration date and a 10% annual growth rate would result in a stock price of $73.14 at the November 26, 2012 expiration date. The amounts set forth are not intended to forecast future appreciation, if any, of the stock price, which will depend on market conditions and the Company’s future performance and prospects.

AGGREGATED OPTION EXERCISES IN LAST

FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES

      Shown below is information concerning exercises of options by the Named Executives during fiscal year 2003 and the number and value of their unexercised options at fiscal year-end. This information includes options granted under the 1998 Stock Option Plan, which was approved by shareholders in February 1998.

					Value of
					Unexercised
					In-the-Money
			Number of Securities		Options
	Shares Acquired On		Underlying Unexercised		At Fiscal
	Exercise		Options at Fiscal Year-End		Year-End($)

		Value	Class A	Class A	Class A
Name	Class A	Realized($)	Exercisable	Unexercisable	Exercisable

Robert T. Brady	9,000	213,390	19,748	52,252	352,219
Robert H. Maskrey	0	0	19,583	44,911	365,436
Joe C. Green	0	0	10,980	33,329	202,212
Robert R. Banta	0	0	15,383	34,417	282,138
Richard A. Aubrecht	8,250	192,225	19,583	34,417	365,436

EQUITY COMPENSATION PLAN INFORMATION

      The Company maintains the 1998 Stock Option Plan and 2003 Stock Option Plan. Set forth below is information as of September 27, 2003 regarding shares of Class A Common stock that may be issued under the plans.

Number of Securities
Remaining Available
	Number of Securities		for Issuance Under
	to be Issued Upon	Weighted-Average	Equity Compensation
	Exercise of	Exercise Price of	Plans (Excluding
	Outstanding Options,	Outstanding Options,	Securities Reflected
Plan Category	Warrants and Rights	Warrants and Rights	in Column(a)

	(a)	(b)	(c)
Equity Compensation Plans Approved by Security Holders	730,388	$22.81	669,112

EMPLOYEES’ RETIREMENT PLAN

      Under the Company’s Employees’ Retirement Plan, benefits are payable monthly upon retirement to participating employees of the Company based upon compensation and years of service and subject to limitations imposed by the Employee Retirement Income Security Act of 1974 (“ERISA”). The Employees’ Retirement Plan is administered by a Retirement Plan Committee and covers all employees with one year of service and a minimum of 1,000 hours of employment.

      Benefits payable under the Plan are determined on the basis of compensation and credited years of service. It is a career average plan. Effective January 1, 1998, Plan compensation for prior service as of October 1, 1990, is the base annual rate of pay, plus overtime pay and shift differential compensation for calendar year 1989, or the base annual rate of pay as of January 1, 1988, if higher.

      Future service compensation is the basic annual rate of pay for the preceding plan year plus overtime and shift differential compensation, limited to $200,000 (as indexed) from October 1, 2002 forward.

      The prior service benefit is 1.15% of the first $20,000 of prior service compensation, plus 1.75% of the excess, multiplied by prior service, but not less than the accrued benefit as of September 30, 1990, determined under the prior Plan.

      The future service benefit for each year of credited service is 1.15% of the first $20,000 of future service compensation for such year, plus 1.75% of the excess. Any participant with five years or more of service receives a minimum pension of $2,400 per year, reduced pro rata for credited service of less than 15 years.

SUPPLEMENTAL RETIREMENT PLAN

      The Company also has a Supplemental Retirement Plan applicable to eligible officers of the Company with at least 10 years of continuous service upon retirement at age 65 or older.

      The Supplemental Retirement Plan provides benefits for an eligible officer who retires at age 65 with 25 years of service equal to 65% of the average of the highest consecutive three year base salary plus the highest annual profit share paid within three years of such officer’s retirement, less any benefits payable under the Employees’ Retirement Plan, and also less one-half the primary Social Security benefit of such officer at age 65. An officer 60 or more years of age, whose combined chronological age and years of service equal or exceed 90, may elect early retirement and receive reduced benefits. A reduced benefit is available for officers 65 years of age with between 10 and 25 years of service.

      A participant’s benefits are vested in the event of an involuntary termination of employment other than for cause, as defined in the Supplemental Retirement Plan. For purposes of the Supplemental Retirement Plan, a change in duties, responsibilities, status, pay or perquisites which follows a change of control of the Company, as defined therein, is deemed an involuntary termination.

      The projected annual benefits, based on the last three years compensation, payable at normal age 65 retirement for each of the Named Executives under the Employees’ Retirement Plan and the Supplemental Retirement Plan including one-half of the estimated primary Social Security benefit are:

Projected Annual
Benefit
Payable At Normal
Name	Retirement Age

Robert T. Brady	$435,090
Robert H. Maskrey	305,765
Joe C. Green	254,534
Robert R. Banta	250,274
Richard A. Aubrecht	223,385

EMPLOYMENT TERMINATION BENEFITS AGREEMENTS

      Certain executive officers of the Company, including those named in the Summary Compensation Table, have entered into Employment Termination Benefits Agreements (the “Termination Agreements”) with the Company.

      The Termination Agreements provide that upon death, disability or retirement, the executive will receive those benefits provided to him by the Company under all its benefit plans. Where employment is terminated for cause, as defined in the Termination Agreements, the executive is entitled to the cash equivalent of any unutilized vacation, but is not entitled to participate in any profit share award or incentive compensation payable after the date of termination. In such circumstances, the right to exercise any stock options is also terminated. Upon a voluntary termination, the executive receives employment benefits up to the date of termination, as well as the cash value of any unutilized vacation benefits and stock options may be exercised. In the event of a voluntary termination, the executive is not entitled to receive any profit share award or incentive compensation payable after termination.

      Upon an involuntary termination other than for cause, the executive is immediately vested under the Supplemental Retirement Plan and is entitled to receive for one year, certain perquisites and insurance benefits. The executive also receives amounts otherwise payable under the Management Profit Sharing Program. Stock options may be exercised, or if not then exercisable, the executive is entitled to cash in an amount equal to the difference between the then current market value of the Company Common Stock underlying the option and the option’s exercise price. The executive is entitled to the cash value of unutilized vacation benefits, as well as to the continuation of base compensation plus profit share and any bonus for between 12 and 36 months, based on years of service. Where involuntary termination occurs by reason of a change of control of the Company, as defined in the Termination Agreements, the executive receives the benefits otherwise provided for an involuntary termination, with accelerated vesting of compensation continuation.

      During the term of the Termination Agreements, and in the event of involuntary termination upon a change of control, until the last payment to the executive is made under the Termination Agreements, the executive may not compete with the Company.

DIRECTORS AND OFFICERS INDEMNIFICATION INSURANCE

      On November 1, 2003, the Company renewed an officers and directors indemnification insurance policy written by The Chubb Group. The renewal was for a one-year period at an annual premium of $210,000. The policy provides indemnification benefits and the payment of expenses in actions instituted against any director or officer of the Company for claimed liability arising out of their conduct in such capacities. No payments or claims of indemnification or expenses have been made under any such insurance policies purchased by the Company at any time.

PROPOSAL 3 — SELECTION OF INDEPENDENT AUDITORS

      The Board of Directors, on recommendation of the Audit Committee, has selected Ernst & Young LLP, independent certified public accountants, to continue as independent auditors of the Company for fiscal year 2004. Representatives of Ernst & Young LLP are expected to attend the shareholders meeting, will be available to respond to appropriate questions and will be given the opportunity to make a statement if they so desire.

      Effective April 21, 2003, the Company engaged the accounting firm of Ernst & Young LLP as its new independent public accountants for its worldwide audit engagement. On April 21, 2003, the Company dismissed KPMG LLP and PricewaterhouseCoopers GmbH.

      The reports of KPMG LLP on the consolidated financial statements of the Company and the reports of PricewaterhouseCoopers GmbH on the consolidated financial reporting packages of Moog GmbH, a wholly-owned subsidiary of the Company, for the two fiscal years ended September 28, 2002 and September 29, 2001 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope (other than KPMG LLP’s reference in its reports to the audit work performed by PricewaterhouseCoopers GmbH) or accounting principles.

      The decision to change the Company’s accounting firm was made by the Audit Committee of the Company’s Board of Directors on April 21, 2003.

      In connection with the audits of the Company’s financial statements for each of the two fiscal years ended September 28, 2002 and September 29, 2001 and in the subsequent interim periods from September 28, 2002 through and including April 21, 2003, there were no disagreements between the Company and its auditors, KPMG LLP and PricewaterhouseCoopers GmbH, on any matter of accounting principles or practices, consolidated financial statement disclosure, or auditing scope and procedures, which, if not resolved to the satisfaction of KPMG LLP or PricewaterhouseCoopers GmbH, would have caused KPMG LLP or PricewaterhouseCoopers GmbH to make reference to the matter in their reports.

      There were no “reportable events” as that term is described in Item 304 (a)(1)(v) of Regulation S-K.

      The Company did not consult with Ernst & Young LLP during the two fiscal years ended September 28, 2002 and September 29, 2001 or during the subsequent interim periods from September 28, 2002 through and including April 21, 2003, on either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements.

      The Company requested KPMG LLP and PricewaterhouseCoopers GmbH to furnish letters addressed to the Securities and Exchange Commission stating whether KPMG LLP and PricewaterhouseCoopers GmbH agree with the statements made above by the Company. Such letters were provided.

AUDIT FEES

      The following table sets forth the fees incurred by the Company related to the services of the Company’s principal independent accountants, Ernst & Young and KPMG for the fiscal year ended September 27, 2003, and KPMG and PricewaterhouseCoopers for the fiscal year ended September 28, 2002:

	Fiscal Year Ended	Fiscal Year Ended
	September 27, 2003	September 28, 2002

Audit Fees	$727,065	$662,818
Audit-Related Fees	52,000	12,500
Tax Fees	225,305	287,296
All Other Fees	9,835	22,608

Total	$1,014,205	$985,222

      The Audit-Related Fees and All Other Fees principally relate to the audits of various U.S. benefit plans, as required, and discussions associated with applicable Sarbanes-Oxley legislation. Tax Fees relate to services associated with tax planning and compliance.

      The Board of Directors recommends a vote “FOR” ratification of Ernst & Young LLP as auditors for fiscal year 2004.

AMENDMENTS TO BY-LAWS

      On December 2, 2003, the Board adopted amendments to the Company’s By-Laws. These amendments are described below and the By-Laws, as so amended, are attached as Appendix B. Pursuant to Section 601(b) of the New York Business Corporation Law (the “BCL”) and Article XII, Section 12.02 of the By-Laws, the Board may adopt these amendments without shareholder approval. However, pursuant to Section 601(a) of the BCL and Article XII, Section 12.02 of the By-Laws, shareholders retain the right to amend or repeal this amendment at the Annual Meeting by the affirmative vote of the holders of a majority of the shares at the time entitled to vote for the election of Directors.

      Amendment to the Company’s By-Laws to Provide for Notification of Proposals and Director Nominations

      Article I, Section 1.07 of the By-Laws was re-numbered to Section 1.06 and amended to provide an advance notice procedure for (i) proposals to be brought by shareholders before an annual meeting of shareholders and (ii) shareholder nominations for directors to be elected at an annual meeting of shareholders.

      The amendment provides that proposals may be properly brought before an annual meeting by a shareholder of record (both at the time notice of the proposal is given by the shareholder and as of the record date of the annual meeting in question) of any shares of the Company entitled to vote at such annual meeting if the shareholder provides timely notice of such proposal to the Secretary of the Company in accordance with the requirements of the amended By-Laws. The amendment further provides that a shareholder making a proposal at an annual meeting be present at such meeting in person and that business brought before an annual meeting must also be a proper matter for shareholder action under the BCL.

      A shareholder’s notice to the Secretary of the Company must set forth certain information regarding the shareholder and the proposal, including the name and address of the shareholder, a brief description of the business the shareholder desires to bring before the annual meeting and the reasons for conducting such business at such annual meeting, the class or series and number of shares beneficially owned by the shareholder, the names and addresses of other shareholders known to support such proposal and any material interest of the shareholder in such proposal.

      The amendment also provides that nominations of candidates for election as directors of the Company at any annual meeting of shareholders may be made by a shareholder of record (both at the time notice of such nomination is given by the shareholder and as of the record date of the annual meeting in question) of any shares of the Company entitled to vote at such annual meeting for the election of directors if the shareholder provides notice to the Secretary of the Company. A shareholder may nominate a candidate for election as a director only as to such class of director whose election such shareholder would be entitled to vote thereon at an annual meeting of shareholders. The amendment provides that any shareholder who desires to make a nomination must be present in person at the annual meeting.

      In addition to the information required in a notice of a proposal, a notice to the Secretary with respect to nominations must contain certain information regarding each proposed nominee for director, including, the nominee’s name, age, business and residence address, principal occupation, the class or series and number of shares of the Company beneficially owned by the nominee and a consent of the nominee to serve as a director, if elected. The notice must also provide a description of any arrangements or understandings between the nominating shareholder and each nominee and such other information concerning the nominee as required pursuant to the rules and regulations promulgated under the Securities Exchange Act of 1934, as amended.

      The amendment provides that a notice of a shareholder to the Secretary of the Company of a proposal or of a nomination for director will be considered timely if received by the Company at its principal executive office not less than ninety nor more than one hundred and twenty days prior to the anniversary date of the immediately preceding annual meeting of shareholders (the “Anniversary Date”). In the event that the annual meeting of shareholders is scheduled to be held on a date more than thirty days before, or more than thirty days after, the Anniversary Date, a shareholder’s notice is timely if received by the Company at its principal executive office not later than the close of business on the tenth day following the day on which public announcement of the date of such annual meeting is first made by the Company. The amendment provides that a “public announcement” means a press release reported by the Dow Jones New Service, the Associated Press or comparable national news service, a report or other document publicly filed with the SEC or a letter or report sent to shareholders of the Company at the close of business on the day of the mailing of such letter or report.

      The purpose of these advance notifications procedures is to afford the Board an opportunity to evaluate proposals to be brought before an annual meeting of shareholders and to review the credentials of any nominee for director. The advance notification procedures will also provide for the orderly conduct of annual meetings of the shareholders. These notification procedures could have the affect of curtailing efforts to obtain control of the Company or effect a change in management, irrespective of whether such action would be beneficial to shareholders generally. Neither the previous form of the By-Laws, the Company’s Restated Certificate of Incorporation, nor the laws of the State of New York, contain notice provisions similar to those set forth in the amendment.

      This amendment does not affect the 2004 Annual Meeting, but will apply to subsequent meetings of shareholders, unless amended or repealed by the shareholders.

Amendment to the Company’s By-Laws for Administrative Matters

      The Board also adopted the following amendments to the By-Laws to provide procedures to promote efficient administration of the Company by the Board and its executive officers:

      Article I, Section 1.02, SPECIAL MEETING, was amended to provide that, unless otherwise required by law, a special meeting of the shareholders may be called at anytime by the President of the Company or by resolution of the Board. The section was also amended to provide that the business that may be transacted at such a meeting must be related to the purpose or purposes set forth in the request for the meeting.

      Article I, Section 1.03, NOTICE OF MEETING, was amended to provide that the Board may authorize any person, in addition to the Secretary, to send notices of a shareholder meeting to the Company’s shareholders and to provide that such notice may be sent by electronic transmission. The section was also amended to provide that notice of any meeting must be given not less than ten nor more than sixty days prior to such meeting. Section 1.03 previously provided that notice of any meeting must be given not less than ten nor more than fifty days prior to such meeting.

      Article I, Section 1.06, ORDER OF BUSINESS, which previously provided for the order of business to be conducted at all meetings of the shareholders, was deleted.

      Article I, Section 1.07, BUSINESS TRANSACTED, was replaced by a new Section 1.06, which is described above.

      Article I, Section 1.08, PROXIES, was re-numbered to Section 1.07 and amended to provide that every proxy of a shareholder shall be revocable at the pleasure of the person executing it, except to the extent permitted by and in conformity with law. Section 1.08 previously provided that unless a proxy stated that is was irrevocable as permitted by law it was revocable at the pleasure of the person executing it.

      Article I, Section 1.09, RECORD DATE, was re-numbered to Section 1.08 and amended to provide that a record date set by the Board must not be more than sixty or less than ten days before the date of such meeting, nor more than sixty days prior to any other action. Section 1.09 previously provided that the record date must not be more than fifty or less than ten days before the date of such meeting, nor more than fifty days prior to any other action. A provision of Section 1.09 providing for the automatic fixing of a record date in the event that a record date is not fixed by the Board was also deleted.

      Article I, Section 1.19, ANNUAL STATEMENT, which required that an annual statement be presented by the Board at each annual meeting and at any special meeting of the shareholders, was deleted.

      Article II, Section 2.01, NUMBER, was amended to change the minimum age of persons eligible to become a Director of the Company, from 18 years to 21 years. A provision of Section 2.01 dealing with the initial terms of the first Class I, II and III Directors was also deleted.

      Article II, Section 2.02, HOW ELECTED, was amended to delete the initial designation of the number of Class A-I, A-II and A-III Directors and Class B-I, B-II and B-III directors.

      Article II, Section 2.03, TERM OF OFFICE, was amended to delete the initial terms of the Class A-I, A-II and A-III directors and the Class B-I, B-II and B-III directors.

      Article II, Section 2.06, NOTICE OF MEETING, was amended to provide that when the Secretary is required to provide a notice to directors of a meeting of the Board such notice may be sent by mail, reputable overnight carrier, electronic mail or by facsimile transmission.

      Article II, Section 2.10, REMOVAL OF DIRECTORS, which provided that, at a special meeting called for that purpose, the directors of each class could be removed for cause at any time by a majority vote of the shareholders entitled to vote for the election of directors of such class, was deleted.

      Article II, Section 2.12, COMMITTEES, was re-numbered to Section 2.11 and amended to provide that committees of the Board may consist of one or more directors. Section 2.12 previously provided that committees of the Board must consist of three or more directors. Section 2.12 was also amended to provide that any alternate member of a committee of the Board could replace a disqualified committee member.

      Article II, Section 2.15, ELECTRONIC PARTICIPATION, was re-numbered to Section 2.14 and amended to allow for the participation by directors at both regular and special meetings of the Board or any Committee by means of conference telephone or similar communications equipment. Section 2.15 previously provided that electronic participation was limited to special meetings of the Board or any Committee.

      Article III, Section 3.03, MEETINGS, was amended to clarify that any meeting of the Executive Committee, other than a regular meeting, may be called by any member by mail (including reputable overnight carrier), electronic mail, by facsimile transmission, by telegram or given to the director orally.

      Article IV, Section 4.01, NUMBER, was amended to delete a provision that provided that any two offices of the Company could be held by the same person, except the President and Secretary.

      Article IV, Section 4.03, DUTIES OF OFFICERS, was amended to provide a description of the duties and powers of the Chief Financial Officer of the Company.

      Article IV, Section 4.08, REPAYMENT OF DISALLOWED COMPENSATION, which required the reimbursement of all travel and entertainment expenses incurred by an officer or director if such expenses were disallowed by the Internal Revenue Service in whole or in part as a deductible expense of the Company, was deleted.

      Article VII, Section 7.01, WHEN DECLARED, was amended to clarify that the Board may declare dividends to its shareholders subject to any limitations in the Restated Certificate of Incorporation of the Company and to the extent permitted by law.

      Article IX, Section 9.01, PRINCIPAL OFFICE, was amended to revise the address of the principal office of the Company.

      Article X, Section 10.01, FISCAL YEAR, was amended to provide that the fiscal year of the Company shall end on the last Saturday in September each year. Section 10.01 previously provided that the fiscal year of the Company began on the first day of July and ended on the last day of June in each year.

      Article XII, Section 12.02, BY DIRECTORS, was amended to delete a provision providing that if any By-law regulating an impending election of directors was amended, repealed or adopted by the Board, the notice of the next meeting of shareholders for the election of directors must contain the By-law so amended, repealed or adopted together with a concise statement of the changes made.

      Article XII, Section 13.01, INDEMNIFICATION, was amended to modernize the indemnification provisions of the By-Laws to provide for indemnification of the Company’s directors, officers and other such other persons as the Company may indemnify in accordance with Section 722 of the BCL.

PROPOSALS OF SHAREHOLDERS FOR 2005 ANNUAL MEETING

      To be considered for inclusion in the proxy materials for the 2005 Annual Meeting of Shareholders, shareholder proposals must be received by the Secretary of the Company prior to August 12, 2004. Under our amended by-laws, if a shareholder wishes to nominate a director or bring other business before the shareholders at the 2005 Annual Meeting without having a proposal included in the proxy statement for that meeting, the shareholder must notify the Secretary of the Company in writing between September 17, 2004 and October 16, 2004 and the notice must contain the specific information required by the by-laws. A copy of the Company’s by-laws can be obtained without charge by writing Moog’s Treasurer at the Company’s East Aurora address.

OTHER MATTERS

      As of the date of this Proxy Statement, the Board of Directors does not intend to present, and has not been informed that any other person intends to present, any matter for action at this meeting other than those specifically referred to in this Proxy Statement. If other matters properly come before the meeting, it is intended that the holders of the proxies will act with respect thereto in accordance with their best judgment.

      The cost of this solicitation of proxies will be borne by the Company. The Company may request brokerage houses, nominees, custodians and fiduciaries to forward soliciting material to the beneficial owners of stock held of record, and will reimburse such persons for any reasonable expense in forwarding the material. In addition, officers, directors and employees of the Company may solicit proxies personally or by telephone and will not receive any additional compensation.

      Copies of the 2003 Annual Report of the Company, which include the Company’s Annual Report on Form 10-K for fiscal 2003, are being mailed to shareholders, as are this Proxy Statement, proxy card and Notice of Annual Meeting of Shareholders. Additional copies may be obtained, without charge, from the Treasurer of the Company, East Aurora, New York 14052.

By Order of the Board of Directors

JOHN B. DRENNING, Secretary

Dated:	East Aurora, New York

December 12, 2003

APPENDIX A

MOOG INC.

CHARTER OF THE

AUDIT COMMITTEE
OF THE
BOARD OF DIRECTORS

Purpose

      The Audit Committee of the Board of Directors (the “Board”) of Moog Inc. (the “Company”) is organized for the purposes of assisting the Board in oversight of (1) the integrity of the financial statements of the Company, (2) the compliance by the Company with legal and regulatory requirements, (3) the independent auditor’s qualifications and independence and (4) the performance of the Company’s internal audit function(s) and independent auditors.

      The Audit Committee shall prepare a report as required by the rules of the Securities and Exchange Commission (the “SEC”) to be included in the Company’s annual proxy statement.

Composition

      The Audit Committee shall consist of no fewer than three members as determined by the Board, each of whom shall be a non-employee director of the Company. The members of the Audit Committee shall meet the independence and other requirements of the New York Stock Exchange (“NYSE”), the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the rules and regulations of the SEC. At least one member of the Audit Committee shall be a financial expert as defined by the SEC.

      Audit Committee members who simultaneously serve on the audit committees of two or more other public companies shall promptly disclose such fact to the Board. In the event that any members of the Committee sit simultaneously on the audit committee of two or more other public companies, the Board will determine if their duties on such audit committees impair their ability to serve effectively on the Audit Committee of the Company, and such determinations will be disclosed in the Company’s annual proxy statement.

      A Chairperson of the Committee will be selected by the full Board from among the Committee members. The Committee members shall serve for such term or terms as the full Board shall determine. The Board shall have the power at any time to change the membership of the Audit Committee and to fill vacancies on it, subject to such new member(s) satisfying applicable independence and experience requirements. Except as expressly provided in this Charter or the by-laws or the Corporate Governance Guidelines of the Company, the Audit Committee shall fix its own rules of procedure.

Meetings

      The Audit Committee shall meet as often as it determines, but not less frequently than quarterly. The Audit Committee shall meet periodically with management, those responsible for the internal audit function and the independent auditor in separate executive sessions. The Audit Committee may request any officer or employee of the Company or the Company’s outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

      A majority of the members of the Audit Committee shall constitute a quorum for any meeting. Any action of a majority of the members of the Audit Committee present at any meeting at which a quorum is present shall be an action of the Audit Committee.

Functions

      The Audit Committee shall have the sole authority to appoint, compensate, retain, evaluate and terminate the independent auditor. The Audit Committee shall be directly responsible for the oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) in preparing or issuing an audit report or performing other audit, review, attest or similar services. The independent auditor shall report directly to the Audit Committee.

      The Audit Committee shall preapprove all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by its independent auditor, subject to any de minimus exceptions described in the Exchange Act which are approved by the Audit Committee prior to the completion of the audit. The Audit Committee may form and delegate authority to subcommittees consisting of one or more members when appropriate, including the authority to grant preapprovals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant preapprovals shall be presented to the full Audit Committee at its next scheduled meeting.

      The Audit Committee shall have the authority, to the extent it deems necessary or appropriate, to retain independent legal, accounting or other advisors. The Company shall provide for appropriate funding, as determined by the Audit Committee, for payment of compensation to the independent auditor for the purpose of rendering or issuing an audit report and to any advisors employed by the Audit Committee, and for payment of ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties.

      The Audit Committee shall make regular reports to the full Board. The Audit Committee should review with the Board any issues that arise with respect to the quality or integrity of the Company’s financial statements, the Company’s compliance with legal or regulatory requirements, the performance and independence of the Company’s independent auditors, or the performance of the internal audit function. The Audit Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval. The Audit Committee shall annually review the Audit Committee’s own performance.

      The Audit Committee, to the extent it deems necessary or appropriate in meeting its responsibilities, shall:

Financial Statement and Disclosure Matters.

      1.     Discuss with management and the independent auditor the annual audited financial statements, including disclosures made in “management’s discussion and analysis of financial condition and results of operations,” and recommend to the board whether the audited financial statements should be included in the company’s form 10-K.

      2.     Discuss with management and the independent auditor the company’s quarterly financial statements prior to the filing of its form 10-Q including the results of the independent auditor’s review of the quarterly financial statements.

      3.     Discuss with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of the company’s financial statements, including any significant changes in the company’s selection or application of accounting principles, any major issues as to the adequacy of the company’s internal controls and any special steps adopted in light of material control deficiencies.

      4.     Review and consider quarterly reports from the independent auditor on:

(a) The Company’s critical accounting policies and practices.

(b) Alternative treatments of financial information within generally accepted accounting principles related to material items that have been discussed with management, ramifications of the use of such alternative treatments, and the treatment preferred by the independent auditor.

(c) Other material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences.

      5.     Discuss with management the company’s earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies. The audit committee need not discuss in advance each earnings release or each instance in which the company may provide earnings guidance.

      6.     Discuss with management and the independent auditor the effect of regulatory and accounting initiatives as well as off-balance sheet structures on the company’s financial statements.

      7.     Discuss with management the company’s major financial risk exposures and the steps management has taken to monitor and control such exposures, including the company’s risk assessment and risk management policies.

      8.     Discuss with the independent auditor the matters required to be discussed by statement on auditing standards no. 61 relating to the conduct of the audit, including any problems or difficulties encountered in the course of the audit work and management’s response, any restrictions on the scope of activities or access to requested information, and any significant disagreements with management.

      9.     Review disclosures, if any, made to the audit committee by the company’s CEO and CFO during their certification process for the form 10-K and form 10-Q about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the company’s internal controls.

Oversight of the Company’s Relationship with the Independent Auditor.

      10.     Review and evaluate the lead partner of the independent auditor team.

      11.     Obtain and review a report from the independent auditor at least annually describing (a) the independent auditor’s internal quality-control procedures, (b) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm, (c) any steps taken to deal with any such issues, and (d) all relationships between the independent auditor and the company. Evaluate the qualifications, performance and independence of the independent auditor, including considering whether the auditor’s quality controls are adequate and the provision of permitted non-audit services is compatible with maintaining the auditor’s independence, and taking into account the opinions of management and those responsible for the internal audit function. The audit committee shall present its conclusions with respect to the independent auditor to the board.

      12.     Monitor the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law.

      13.     Recommend to the board policies for the company’s hiring of employees or former employees of the independent auditor who participated in any capacity in the audit of the company.

      14.     Meet with the independent auditor prior to the audit to discuss the planning and staffing of the audit.

Oversight of the Company’s Internal Audit Function(s).

      15.     Review with management and those responsible for the internal audit function(s) (in separate meetings, as appropriate) the operation of the internal audit function(s) including the quality and adequacy of internal controls that could significantly affect the company’s financial statements.

      16.     Review the significant reports to management prepared by the internal auditing function(s) and management’s responses.

      17.     Discuss with the independent auditor and management the internal audit function(s)’s responsibilities, budget and staffing and any recommended changes in the planned scope of the internal audit activities.

Compliance Oversight Responsibilities.

      18.     Review reports and disclosures of insider and affiliated party transactions. Advise the board with respect to the company’s policies and procedures regarding compliance with applicable laws and regulations and with applicable company codes of conduct.

      19.     Establish procedures for the receipt, retention and treatment of complaints received by the company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by the company’s employees of concerns regarding questionable accounting or auditing matters.

      20.     Discuss with management and the independent auditor any correspondence with regulators or governmental agencies and any published reports that raise material issues regarding the company’s financial statements or accounting policies.

Audit Committee’s Role

      While the Audit Committee has the responsibilities and functions set forth in this Charter, it serves in an oversight capacity and, as such, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent auditor.

Appendix B

Deletions: ~~Strikethrough~~

Additions: Bold

BY-LAWS

OF
MOOG INC.

ARTICLE I

MEETINGS OF SHAREHOLDERS

      SEC. 1.01.     Annual Meeting. The Annual Meeting of Shareholders shall be held not more than 180 days after the end of the fiscal year of the Corporation at such date, time and place within or without the State of New York as shall be established by resolution of the Board of Directors.

      SEC. 1.02.     Special Meeting. ~~Special Meetings of Shareholders may be called by the Board of Directors or the President and shall be called by the President at the request in writing of a majority of the Directors or of the holders of a majority of the shares of each class of the corporation issued and outstanding and entitled to vote. Such request shall state the purpose or purposes of the proposed meeting. Such meetings shall be held at the principal office of the Corporation or at such other place, within or without the State of New York, as the Board of Directors shall designate. (Amended November 26, 1985)~~.

      Special Meetings of Shareholders, unless otherwise provided by law, may be called at any time by the President or by resolution of the Board of Directors. Such request shall state the purpose or purposes of the proposed meeting and only such business may be transacted as is related to the purpose or purposes set forth in such request. The Board of Directors acting by resolution may postpone and reschedule any previously scheduled special meeting. Such meetings shall be held at the principal office of the Corporation or at such other place, within or without the State of New York, as the Board of Directors shall designate.

      SEC. 1.03.     Notice of Meeting. The Secretary or any other person authorized by the Board of Directors shall serve personally, by mail or by electronic transmission upon each shareholder entitled to vote thereat a written notice of any meeting, addressed to each such shareholder at his or her address as it appears on the books of the Corporation. Such notice shall state the place, date and hour of such meeting. If the notice is of a special meeting, it shall also state the purpose or purposes for which such meeting is called, and by or at whose direction it is being issued. When any action proposed to be taken would, if taken, entitle shareholders to receive payment for their shares pursuant to § 623 of the New York Business Corporation Law, the notice of such meeting shall include a statement to that effect. Notice of any meeting shall be given not less than ten (10) nor more than ~~fifty (50)~~ sixty (60) days prior to such meeting. ~~At any meeting at which all shareholders are present, or of which all shareholders not present have waived in writing the giving of such notice, the notice otherwise required may be dispensed with.~~

      SEC. 1.04.     Quorum. Except as otherwise provided by statute or the Certificate of Incorporation, the holders of a majority of the shares of each class of the Corporation issued and outstanding and entitled to vote, present in person or represented by proxy, shall be necessary to and shall constitute a quorum for the transaction of business at all meetings of shareholders, but despite the absence of a quorum, a majority of the shareholders present may adjourn the meeting to some future time not more than twenty (20) days later, without notice other than announcement at the meeting, and at any such adjourned meeting at which a quorum is present any business may be transacted that might have been transacted at the meeting as originally noticed.

      SEC. 1.05.     Voting. At all meetings of shareholders, all questions, the manner of deciding which is not specifically regulated by statute, by the Certificate of Incorporation or by these By-Laws, shall be determined by vote of a majority of the shares present or represented at such meetings and voting on such questions. For every share of stock standing in his or her name on the books of the Corporation, each shareholder of record of Class A shares shall be entitled to one-tenth vote per share and each shareholder of record of Class B shares shall be entitled to one vote per share. All voting shall be viva voce, except that any shareholder may request that the vote be by ballot, in which case each ballot shall state the name of the shareholder voting and the class and number of shares standing in his name on the books of the Corporation, and in addition, if such ballot be cast by proxy, the name of the proxy shall be stated. The casting of all votes of shareholders shall be governed by the provisions of these By-Laws, except as otherwise expressly provided by law.

      ~~SEC. 1.06.     Order of Business. The order of business at all meetings of the shareholders shall be as follows:~~

(a) ~~Roll call.~~

(b) ~~Proof of notice of meeting or waiver of notice.~~

(c) ~~Reading of minutes of preceding meeting.~~

(d) ~~Reports of Officers.~~

(e) ~~Reports of Committees.~~

(f) ~~Announcement of Inspectors of Election, if applicable.~~

(g) ~~Election of Directors, if applicable.~~

(h) ~~Unfinished business.~~

(i) ~~New business.~~

      Sec. 1.06.     Business Transacted. At the Annual Meeting of Shareholders, directors shall be elected and such other business may be transacted as is properly brought before the meeting in accordance with the following: ~~No business, other than that specified in the notice of any special meeting, shall be transacted at such meeting unless all shareholders entitled to notice thereof consent to the transaction of such business.~~

(a) Requirements. To be considered as properly brought before an Annual Meeting of Shareholders, business must be: (i) specified in the notice of meeting, (ii) otherwise properly brought before the meeting by, or at the direction of, the Board of Directors or (iii) otherwise properly brought before the meeting by any holder of record (both as of the time notice of such business is given by the shareholder as set forth below and as of the record date for the Annual Meeting of Shareholders in question) of any shares of the Corporation entitled to vote at such Annual Meeting of Shareholders on such business who also complies with the requirements set forth below. Such business must be a proper matter for shareholder action under the New York Business Corporation Law.

(b) Timing. In addition to any other applicable requirements provided by law, for business to be properly brought by a shareholder before an Annual Meeting of Shareholders, such shareholder shall: (i) give timely notice as required by this Section 1.06(b) to the Secretary of the Corporation and (ii) be present at such meeting in person. For all Annual Meetings of Shareholders, a shareholder’s notice shall be timely if delivered to, or mailed to and received by, the Corporation at its principal executive office not less than ninety (90) days nor more than one hundred twenty (120) days prior to the anniversary date of the immediately preceding Annual Meeting of Shareholders (the “Anniversary Date”); provided, however, that in the event the Annual Meeting of Shareholders is scheduled to be held on a date more than thirty (30) days before the Anniversary Date or more than thirty (30) days after the Anniversary Date, a shareholder’s notice shall be timely if delivered to, or mailed to and received by, the Corporation at its principal executive office not later than the close of business on the 10th day following the day on which public announcement of the date of such annual meeting is first made by the Corporation.

For purposes of these By-Laws, “public announcement” shall mean: (i) disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service, (ii) a report or other document filed publicly with the Securities and Exchange Commission (including, without limitation, a Form 8-K), or (iii) a letter or report sent to shareholders of record of the Corporation at the close of business on the day of the mailing of such letter or report.

(c) Proposals. A shareholder’s notice to the Secretary shall set forth as to each matter proposed by such shareholder to be brought before an Annual Meeting of Shareholders: (i) a brief description of the business the shareholder desires to bring before such annual meeting and the reasons for conducting such business at such annual meeting, (ii) the name and address, as they appear on the Corporation’s stock transfer books, of the shareholder proposing such business, (iii) the class or series and number of shares of the Corporation’s capital stock beneficially owned by the shareholder proposing such business, (iv) the names and addresses of the beneficial owners, if any, of any capital stock of the Corporation registered in such shareholder’s name on such books, and the class or series and number of shares of the Corporation’s stock beneficially owned by such beneficial owners, (v) the names and addresses of other shareholders known by the shareholder proposing such business to support such proposal, and the class or series and number of shares of the Corporation’s stock beneficially owned by such other shareholders and (vi) any material interest of the shareholder proposing to bring such business before such meeting (or any other shareholders known to be supporting such proposal) in such proposal.

(d) Nominations. No person shall be elected by the shareholders as a director of the Corporation unless nominated in accordance with the procedures set forth below:

(i) Nominations of candidates for election as directors of the Corporation at any Annual Meeting of Shareholders may be made only: (A) by, or at the direction of, the Board of Directors or (B) by any holder of record (both as of the time notice of such nomination is given by the shareholder as set forth below and as of the record date for the annual meeting in question) of a class of shares of the Corporation entitled to vote for the election of the directors and only as to such class of director whose election such shareholder would be entitled to vote thereon at an Annual Meeting of Shareholders, who complies with the timing, informational and other requirements set forth in this Section 1.06. Any shareholder who seeks to make such a nomination must be present in person at the Annual Meeting of Shareholders. Only persons nominated in accordance with the procedures set forth in this Section 1.06 shall be eligible for election as directors at an Annual Meeting of Shareholders. Nominations, other than those made by, or at the direction of, the Board of Directors, shall be made pursuant to timely notice in writing to the Secretary of the Corporation as set forth in Section 1.06(b).

(ii) In addition to the information required in Section 1.06(c), a shareholder’s notice to the Secretary with respect to a nomination shall set forth as to each person whom the shareholder proposes to nominate for election as a director: (A) the name, age, business address and residence address of such person, (B) the principal occupation or employment of such person, (C) the class or series and number of shares of the Corporation’s capital stock which are beneficially owned by such person on the date of such shareholder notice, (D) the consent of each nominee to serve as a director if elected, (E) a description of all arrangements or understandings between such shareholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by such shareholder or in connection therewith and (F) such information concerning such person as is required to be disclosed concerning a nominee for election as director of the Corporation pursuant to the rules and regulations under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

(e) If the Board of Directors or a designated committee thereof determines that any proposal or nomination made by a shareholder was not made in a timely fashion in accordance with the provisions of this Section 1.06, or that the information provided in a shareholder’s notice does not satisfy the information requirements of this Section 1.06 in any material respect, such proposal or nomination shall not be considered at the Annual Meeting of Shareholders in question. If neither the Board of Directors nor such committee makes a determination as to the validity of any proposal or director nomination in the manner set forth above, the presiding officer at the Annual Meeting of Shareholders shall determine whether the proposal or nomination was made in accordance with the terms of this Section 1.06. If the presiding officer determines that any proposal or nomination was not made in a timely fashion in accordance with the provisions of this Section 1.06 or that the information provided in a shareholder’s notice does not satisfy the information requirements of this Section 1.06 in any material respect, such proposal or nomination shall not be presented for action at the annual meeting in question. If the Board of Directors, a designated committee thereof or the presiding officer determines that a proposal or nomination was made in accordance with the requirements of this Section 1.06, the presiding officer shall so declare at the Annual Meeting of Shareholders and ballots shall be provided for use at the meeting with respect to such proposal and/or such nominee shall be eligible for election at the meeting, as applicable.

(f) Notwithstanding the foregoing provisions of this Section 1.06, a shareholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this By-Law, and nothing in this By-Law shall be deemed to affect any rights of shareholders to request inclusion of proposals in the Corporation’s proxy statement, or the Corporation’s right to refuse inclusion thereof, pursuant to Rule 14a-8 under the Exchange Act.

      SEC. 1.07.     Proxies. Every shareholder having a right to vote at any meeting or to express consent or dissent shall be entitled to authorize another person or persons to vote for him by proxy. No proxy shall be valid unless it shall be in writing and signed by the shareholder or his attorney-in-fact thereunto duly authorized in writing, and specify the meeting or meetings at which such proxy may be exercised. ~~Unless a~~ Every proxy shall ~~state that it is irrevocable as permitted by law,~~ be revocable at the pleasure of the person executing it, except to the extent otherwise permitted by and in conformity with law. No proxy shall be valid after the expiration of eleven (11) months from the date thereof, unless otherwise provided in such proxy.

      SEC. 1.08.     Record Date. For the purpose of determining the shareholders entitled to notice of or to vote at any meeting of shareholders or any adjournment thereof, or to express consent to or dissent from any proposal without a meeting, or for the purpose of determining shareholders entitled to receive payment of any dividend or the allotment of any rights, or for the purpose of any other action affecting the interests of shareholders, the Board of Directors may fix, in advance, a record date. Such date shall not be more than ~~fifty (50)~~ sixty (60) nor less than ten (10) days before the date of any such meeting, nor more than ~~fifty (50)~~ sixty (60) days prior to any other action.

      In each such case, except as otherwise provided by law, only such persons as shall be shareholders of record on the date so fixed shall be entitled to notice of, and to vote at, such meeting and any adjournment thereof, or to express such consent or dissent, or to receive payment of such dividend, or such allotment of rights, or otherwise to be recognized as shareholders for the related purpose, notwithstanding any registration of transfer of shares on the books or the Corporation after any such record date so fixed.

      ~~If no record date is fixed as provided in this section, then the close of business on the day next preceding that day on which notice of the meeting is mailed, or the close of business on the day on which the resolution is adopted, as the case may be, shall be the record date for determination of shareholders entitled to notice of such meeting, or to receive such distribution.~~

      When any determination is made as provided in this Section, such determination shall apply to any adjournment of any meeting except where a new record date is fixed by the Board of Directors for such adjourned meeting.

      ~~SEC. 1.08.     Annual Statement. The Board of Directors shall present at each annual meeting, and at any special meeting of the shareholders when called for by vote of the shareholders, a full and clear statement of the business and condition of the Corporation, including a balance sheet, profit and loss statement, and statement of surplus, prepared in accordance with generally accepted principles of accounting and certified by independent public accountants.~~

ARTICLE II

DIRECTORS

      SEC. 2.01.     Number. The affairs and business of this Corporation shall be managed by a Board of Directors composed of not less than three (3) nor more than fifteen (15) persons, ~~21~~18 years of age or more, who need not be shareholders. The Board of Directors shall include such number of directors, within the preceding limitations, as shall be determined from time to time by resolution adopted by the vote of a majority of the entire Board.~~, provided, however, that the number of members of the Board in each case shall be as nearly equal in number as possible not exceeding fifteen (15).~~

      In addition to being divided into Class A directors and Class B directors, as hereinafter provided, the Board of Directors shall further be divided into three (3) subclasses of directors, which are hereby designated as Class I, Class II and Class III, respectively, which shall be as nearly equal in number as is possible. ~~After the adoption of this provision of the By-Laws, the term of each initially elected Class I director shall expire at the Annual Meeting of Shareholders held in 1985; that of each initial Class II director at the Annual Meeting of Shareholders held in 1986; and that of each initial Class III director at the Annual Meeting of Shareholders to be held in 1987.~~ At each Annual Meeting of Shareholders, directors to succeed those whose terms expire at such Annual Meeting shall be elected to hold office for the term of office specified in Section 2.03.

      Except as may otherwise be provided in the Certificate of Incorporation, at least 25% of the Board of Directors, rounded up to the nearest whole number, shall be designated as Class A directors. In the event of any increase in the number of directors, within the limits of this Section, the vacancy or vacancies so resulting shall be filled until the following Annual Meeting of Shareholders by a vote of a majority of the directors then in office, so long as at least 25% of the enlarged Board consists of directors elected by the holders of Class A Common shares or by persons appointed to fill vacancies created by the death, resignation or removal of persons elected by the holders of Class A Common shares.

      The directors elected by the holders of the Class A Common shares shall be designated as Class A-I, Class A-II, or Class A-III, depending upon the term of office for which each such director is elected, and similarly, the directors elected by the holders of the Class B common shares shall be designated as Class B-I, Class B-II, or Class B-III directors, based upon the expiration date of their respective terms of office.

      SEC. 2.02.     How Elected. ~~Following the adoption of the amendment to Section 2.01. of the By-Laws, three Class A directors, one of whom shall be designated as a Class A-I director, one as a Class A-II director and one as a Class A-III director, and six Class B directors, two of whom shall be designated as Class B-I directors, two as Class B-II directors and two as Class B-III directors,~~ Directors shall be elected at the Annual Meeting of Shareholders, with the persons to be elected ~~in~~as each Class A or Class B director to be those persons who shall receive a plurality of the votes cast by the holders of the outstanding shares of each such Class of shares and the persons so elected shall constitute the Board of Directors.

      SEC. 2.03.     Term of Office. ~~Following the adoption of the amendment to Section 2.01. of the By-Laws, the Class A-I and Class B-I directors shall serve a term of office expiring at the Annual Meeting of Shareholders in the year 1985, the Class A-II and Class B-II directors, a term of office expiring at the Annual Meeting of Shareholders in 1986, and the Class A-III and Class B-III directors, a term of office expiring expiration of such initial terms, the successor of each such director~~ Each director shall be elected to serve a term of three (3) years, or such other initial shorter term as the Board of Directors may determine in order to accommodate the classifications of the Board as contemplated by this Article II, and thereafter until his successor has been elected and has qualified.

      SEC. 2.04.     Duties. The Board of Directors may exercise all powers of the Corporation and shall have the control and general management of the affairs and business of the Corporation. Such directors shall in all cases act as a Board, regularly convened, and may, by majority vote, take such action and adopt such rules and regulations for the conduct of their meetings and the management of the Corporation as they may deem proper, not inconsistent with any provisions of law, the Certificate of Incorporation or these By-Laws.

      SEC. 2.05.     Director’s Meetings. Regular meetings of the Board shall be held immediately following the Annual Meeting of Shareholders, and at such other times as the Board may determine by resolution. Special meetings of the Board may be called by the President at any time and shall be called by the President or the Secretary upon the written request of two (2) directors. Meetings of the Board shall be held at such date, time and place within or without the State of New York as may be determined by the Board.

      SEC. 2.06.     Notice of Meeting. The Secretary shall serve upon each director a written notice of all meetings of the Board of Directors, other than the regular annual meeting or any regular meeting held in accordance with a resolution establishing such meetings duly adopted by the Board at its regular annual meeting. Such notice shall be addressed to each director at his address as shown on the records of the Secretary and shall specify the place, date and time of such meeting. Such notice shall be delivered personally, by mail (including reputable overnight carrier), by electronic mail, by facsimile transmission, by telegram or given to the director orally, at least three (3) days before the date of such meeting, including the day of mailing. At any meeting at which all directors are present, or of which all directors not present have waived in writing the giving of such notice, any notice otherwise required shall be dispensed with and any business may be transacted which could have been transacted if the same were specified in such notice.

      SEC. 2.07.     Quorum. At any meeting of the Board of Directors, a majority of the entire Board shall be necessary to and constitute a quorum for the transaction of business unless otherwise provided by law or by the Certificate of Incorporation but in the event of a quorum not being present, a lesser number may adjourn the meeting to another time and place not more than ten (10) days later, without notice other than announcement at the meeting. At any such adjourned meeting at which a quorum is present, any business may be transacted which might have been transacted at the meeting as originally called.

      SEC. 2.08.     Voting. At all meetings of the Board of Directors, each director shall have one vote irrespective of the number of shares of stock that he may hold. Unless otherwise provided by statute or by the Certificate of Incorporation, the act of a majority of the directors present at a meeting at which a quorum is present shall be the act of the Board.

      SEC. 2.09.     Vacancies. Vacancies in the Board of Directors occurring during terms of office, whether occurring upon removal with or without cause, or otherwise, shall be filled for the remainder of the term by the vote of the holders of the Class of common shares who originally elected the director whose office is vacant, at the next Annual Meeting of Shareholders or Special Meeting of Shareholders called for such purpose following the creation of such vacancy, but until such meeting, the vacancy may be filled by the vote of the remaining directors representing the Class of common shares who originally elected the director whose termination in office created such vacancy.

      ~~Sec. 2.10.     Removal of Directors. At a special meeting called for that purpose, all or any of the Directors of each class may be removed, for cause, at any time by a majority vote of the shareholders entitled to vote for the election of Directors of such class.~~

      SEC. 2.10.     Resignation. Any director may resign at any time by giving written notice to the Board of Directors, the President or the Secretary of the Corporation. Unless an effective date is specified in such notice, it shall become effective upon receipt by the Board or such officer, and no action on such resignation shall be necessary to make it effective.

      SEC. 2.11.     Committees. The Board of Directors, by resolution adopted by a majority of the entire Board, may designate from among its members one or more committees, each consisting of ~~three (3)~~ one (1) or more directors, and each of which, to the extent provided in such resolution, shall have all the authority of the Board. However, no such committee shall have authority as to any of the following matters:

(a) the submission to shareholders of any action as to which shareholders’ authorization is required by law;

(b) the filling of vacancies in the Board of Directors or on any committee;

(c) the fixing of compensation of any director for serving on the Board or on any committee;

(d) the amendment or repeal of these By-Laws, or the adoption of new By-Laws;

(e) the amendment or repeal of any resolution of the Board which by its terms shall not be so amendable or repealable.

      The Board may designate one or more directors as alternate members of any such committee who may replace any absent or disqualified member or members at any meeting of such committee. Each such committee shall serve at the pleasure of the Board of Directors. It shall keep minutes of its meetings and report the same to the Board of Directors.

      SEC. 2.12.     Compensation. The Board of Directors may determine, from time to time, the amount of compensation plus expenses of attendance, to be allowed directors, other than officers, for their attendance at any meeting of the Board or of its committees.

      SEC. 2.13.     Director Emeritus. Any person who shall have served as a director of the corporation for 10 or more years, may, upon attaining the age of 70 years, be elected a Director Emeritus by the Board of Directors. The election of a Director Emeritus shall be for a term of one year, and such person may be reelected annually thereafter, by the Board of Directors, at the time of the annual meeting of the Board. A Director Emeritus shall be entitled to attend meetings of the Board of Directors and may participate in such meetings, but shall not have a vote as a director of the Corporation. A Director Emeritus shall receive such compensation as may be established, from time to time, by the Board of Directors.

      SEC. 2.14.     Electronic Participation. Any one or more members of the Board of Directors, or of any Committee of the Board, may participate in any regular or special meeting of the Board or any Committee by means of a conference telephone or similar communications equipment allowing all persons participating in the meeting to hear each other at the same time.

ARTICLE III

EXECUTIVE COMMITTEE

      SEC. 3.01.     Appointment. The Board of Directors may, by resolution adopted by a majority of the entire Board, designate not less than three (3) nor more than five (5) directors who shall serve at the pleasure of the Board and shall constitute the Executive Committee. Vacancies in the Executive Committee may be filled by similar resolution at any meeting of the Board.

      SEC. 3.02.     Duties. Subject to the provisions of Section 2.11, the Executive Committee shall advise and aid the officers of the Corporation in all matters concerning the Corporation’s interests and the management of the Corporation’s business, and when the Board of Directors is not in session the Executive Committee shall have and may exercise all the powers and authority of the Board with reference to the conduct of the business of the Corporation, except as such exercise may be restricted by law, or by resolution of the Board.

      The Executive Committee, unless otherwise provided by the Board, shall fix the salary or compensation of each officer whether or not such officer be a director, but shall not determine the compensation of any member of the Executive Committee.

      SEC. 3.03.     Meetings. Regular meetings of the Executive Committee may be held without call or notice at such times and places as the Executive Committee from time to time may fix in advance. Other meetings of the Executive Committee may be called by any member thereof either by mail (including reputable overnight carrier), by electronic mail, by facsimile transmission, by telegram or given to the director orally ~~oral, telegraphic or written~~ notice not later than the day prior to the date set for such meeting. Such notice shall state the date, time and place of the meeting and, if by telegram or in writing, shall be addressed to each member at his address as shown on the records of the Secretary. Upon request by any member, the Secretary shall give the required notice calling the meeting.

      SEC. 3.04.     Quorum. At any meeting of the Executive Committee, three (3) members shall constitute a quorum. Any action of the Executive Committee, to be effective, must be authorized by the affirmative vote of a majority of the members thereof present, and in any event, shall require not less than three (3) affirmative votes.

      SEC. 3.05.     Minutes. The Secretary shall keep the minutes of the meetings of the Executive Committee and cause them to be recorded in a book kept at his office for that purpose. These minutes shall be presented to the Board of Directors from time to time for their information.

ARTICLE IV

OFFICERS

      SEC. 4.01.     Number. The Board may elect or appoint a Chairman of the Board, one or more Vice Chairmen of the Board, a Chief Executive Officer, a Chief Operating Officer, a President, one or more Executive Vice Presidents and one or more Vice Presidents (the number and titles of such Executive Vice Presidents or Vice Presidents to be determined by the Board), a Secretary, a Treasurer and such other officers, assistant officers, agents and employees as it shall deem necessary, who shall have such authority and shall perform such duties as shall be prescribed by the Board of Directors from time to time. ~~Any two or more offices may be held by the same person, except the offices of President and Secretary. (Amended August 30, 1988)~~

      Sec. 4.02.     Election. Each officer of the Corporation shall be elected annually by the Board of Directors at its meeting held immediately following the Annual Meeting of Shareholders, and shall hold office until the meeting of the Board immediately following the next Annual Meeting of Shareholders, and the election and qualification of his successor. The President shall be elected from the members of the Board of Directors.

      Sec. 4.03.     Duties of Officers. The duties and powers of the officers of the Corporation shall be as follows:

CHAIRMAN OF THE BOARD

      The Chairman of the Board, if elected or appointed by the Board of Directors, shall preside at all meetings of shareholders and of the Board of Directors, shall be a member of all standing committees, except the Audit, Executive Compensation and Stock Option Committees, and shall have such other powers and perform such duties as may from time to time be assigned by the Board, including the specified duties of any other officers.

VICE CHAIRMAN OF THE BOARD

      The Vice Chairman of the Board, or if there be more than one, the Vice Chairmen of the Board, shall have such powers and perform such duties as may from time to time be assigned by the Board of Directors, including the specified duties of any other officer.

CHIEF EXECUTIVE OFFICER

      The Chief Executive Officer, if elected or appointed by the Board of Directors, shall be responsible for the execution, carrying out and fulfillment of all policies, determinations and regulations of the Board of Directors, the formulation and presentation to the Board of Directors of long range plans for the Corporation, and shall have such other powers and perform such duties as may from time to time be assigned by the Board of Directors, including the specified duties of any other officers.

CHIEF OPERATING OFFICER

      The Chief Operating Officer, if elected or appointed by the Board of Directors, shall be responsible for the day to day operations, management and activity of the Corporation, and shall have such other powers and perform such duties as may from time to time be assigned by the Board of Directors,including the specified duties of any other officers.

PRESIDENT

      The President shall be Chief Executive Officer of the Corporation; in the absence of the Chairman of the Board, or if there be no Chairman, he shall preside at all meetings of shareholders and all meetings of the

Board of Directors; he shall be a member of all standing committees, except the Audit, Executive Compensation and Stock Option Committees, shall have general and active management and control of the Corporation, and shall see that all orders and resolutions of the Board of Directors are carried into effect.

EXECUTIVE VICE PRESIDENT

      The Executive Vice President, or if there be more than one-elected or appointed by the Board of Directors, the Executive Vice Presidents in order of their seniority, by title, or in such other order determined by the Board of Directors, shall, in the absence or disability of the President, perform the duties and exercise the powers of the President, shall generally assist the President and perform such other duties as the Board of Directors or the President shall prescribe.

CHIEF FINANCIAL OFFICER

      The Chief Financial Officer shall be responsible for the affairs and obligations of the Corporation involving financial matters, financial controls, accounting policies, risk management, securities regulation and disclosure, and shall have such other powers and perform such other duties or may from time to time be assigned by the Board of Directors, including the specified duties of any other officers.

VICE PRESIDENT

      The Vice President, or if there be more than one, the Vice Presidents in order of their seniority, by title, or in any other order determined by the Board of Directors, shall, in the absence or disability of the President, perform the duties and exercise the powers of President, and shall generally assist the President and perform such other duties as the Board of Directors or the President shall prescribe.

SECRETARY

      The Secretary shall attend all meetings of the Board and all meetings of shareholders, and record all votes and the minutes of all proceedings in a book to be kept for that purpose, and shall perform like duties for standing committees when required. He shall give, or cause to be given, notice of all meetings of shareholders and special meetings of the Board, and shall perform such other duties as may be prescribed by the Board of Directors or President, under whose supervision he shall act. He shall keep in safe custody the seal of the Corporation and, when authorized by the Board, affix the same to any instrument requiring it, and when so affixed, it shall be attested by his signature or the signature of the Treasurer, Assistant Secretary or Assistant Treasurer. He shall keep in safe custody the certificate books and shareholder records and such other books and records as the Board may direct, and shall perform all other duties incident to the office of Secretary.

ASSISTANT SECRETARY

      The Assistant Secretaries, if any, in order of their seniority or any other order determined by the Board of Directors, shall in the absence or disability of the Secretary, perform the duties and exercise the powers of the Secretary, and shall perform such other duties as the Board of Directors or the Secretary shall prescribe.

TREASURER

      The Treasurer shall have care and custody of the corporate funds and other valuable effects, including securities, and shall keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation, and shall deposit all moneys and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the Board of Directors. Except as otherwise provided by resolution of the Board of Directors, the Treasurer shall disburse funds of the Corporation as may be ordered by the Board, taking proper vouchers for such disbursements, and shall render to the President and directors at any regular meeting of the Board of Directors, or whenever they may request it, an account of all his transactions as Treasurer and of the financial condition of the Corporation. If required by the Board of Directors, the Treasurer shall give the Corporation a bond for such term in such sum, and with such surety or sureties as shall be satisfactory to the Board for the faithful performance of the duties of his office and for the restoration to the Corporation, in case of his death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in his possession or under his control belonging to the Corporation.

ASSISTANT TREASURER

      The Assistant Treasurers, if any, in order of their seniority or in any other order determined by the Board of Directors, shall in the absence or disability of the Treasurer, perform the duties and exercise the power of Treasurer, and shall perform such other duties as the Board of Directors or the Treasurer shall prescribe.

CONTROLLER

      The Controller, if any, shall maintain adequate records of all assets, liabilities and transactions of the Corporation and shall have adequate audits thereof currently and regularly made. In conjunction with other officers, he shall initiate and enforce measures and procedures whereby the business of the Corporation shall be conducted with maximum safety, efficiency and economy. He shall attend such meetings and shall report to the President or the Board, as the Board of Directors may prescribe. His duties and powers shall extend to all subsidiary corporations and, so far as the President may deem applicable, to all affiliated corporations.

ASSISTANT CONTROLLER

      The Assistant Controller, or if there be more than one, the Assistant Controllers in order of their seniority or any other order determined by the Board of Directors, shall in the absence or disability of the Controller, perform the duties and exercise the powers of Controller, and shall perform such other duties as the Board of Directors or the Controller shall prescribe.

      Sec. 4.04.     Vacancies, How Filled. All vacancies in any office shall be filled for the unexpired portion of the term by the Board of Directors without undue delay at its next regular meeting or at a meeting specifically called for that purpose.

      SEC. 4.05.     Removal of Officers. The Board of Directors may remove any officer at any time, with or without cause, by a majority vote of the entire Board.

      SEC. 4.06.     Resignation. Any officer may resign at any time by giving written notice to the Board of Directors, the President or the Secretary of the Corporation. Unless an effective date is specified in such notice, it shall become effective upon receipt by the Board or such officer, and no action on such resignation shall be necessary to make it effective.

      SEC. 4.07.     Compensation of Officers. The officers shall receive such salary or compensation as may be determined by the Executive Committee, if any, unless otherwise provided by the Board of Directors and except as limited by Section 3.02. If an Executive Committee is not appointed, and to the extent the Committee cannot act by virtue of Section 3.02, the Board of Directors shall determine such salary or compensation. The fact that any officer is a director shall not preclude him from receiving a salary or from voting upon any resolution establishing the same.

      ~~SEC. 4.08.     Repayment of Disallowed Compensation. Any payments made to or on behalf of an officer or director by way of travel or entertainment expense incurred by such officer or director, which shall be disallowed in whole or in part as a deductible expense of the Corporation by the Internal Revenue Service, shall be reimbursed by such officer or director to the full extent of such disallowance. The Board shall be responsible for enforcing repayment of each such amount disallowed and, subject to the determination of the Board, proportionate amounts may be withheld from future compensation payments to such officer or director until amounts repayable to the Corporation have been repaid in full. The Board shall determine whether~~

~~repayment of any such amounts is to be made over a period of one or more years, but any such repayment shall be made over no longer a period than five (5) years. (Amended November 26, 1985)~~

ARTICLE V

CORPORATE SEAL

      SEC. 5.01.     Form. The Board of Directors shall adopt a corporate seal which shall be circular in form and shall have inscribed thereon the name of the Corporation, the year of its organization, the words “Corporate Seal, New York” and such other matters as the Board of Directors may consider proper.

ARTICLE VI

SHARE CERTIFICATES

      SEC. 6.01.     Form; Signature. The certificates for shares shall be in such form as the Board of Directors may determine from time to time. Such certificates shall be signed by the President or Vice President and the Secretary or Treasurer and shall be sealed with the seal of the Corporation. Such seal may be a facsimile, engraved or printed. Where any such certificate is signed by a transfer agent or registered by a registrar, other than the Corporation itself, the signatures of any such President, Vice President, Secretary or Treasurer upon such certificate may be facsimiles, engraved or printed. In case any such officer who has signed or whose facsimile signature has been placed upon such certificate shall have ceased to be such before such certificate is issued, it may be issued with the same effect as if he were such officer and had not ceased to be such at the date of its issue.

      Every certificate of stock issued by the Corporation shall plainly state upon the face thereof: That the Corporation is formed under the laws of the State of New York; the name of the registered holder; the number, kind and class of shares, and the designation of the series, if any, which it represents; and the par value of each share represented by such certificate or a statement that such shares are without par value.

      Each series of certificates shall be consecutively numbered. The name of the person owning the shares represented thereby, with the number of such shares and the date of issue, shall be entered on the Corporation’s books as well as on the face of such certificate.

      SEC. 6.02.     Transfers of Certificates. Certificates for shares of the Corporation shall be transferable on the books of the Corporation, by the holder thereof in person or by his attorney, upon surrender for cancellation of such certificates, together with evidence of succession, assignment or authority to transfer and payment of any applicable transfer taxes.

      SEC. 6.03.     Lost, Stolen or Destroyed Stock Certificates. No certificate for shares of stock shall be issued in place of any certificate alleged to have been lost, stolen or destroyed, except upon production of evidence of the loss, theft or destruction, and upon indemnification of the Corporation and its agents to the extent and in the manner the Board of Directors may from time to time prescribe.

      SEC. 6.04.     Regulations. The Board of Directors shall have the power and authority to make such rules and regulations as it may deem expedient, concerning the issue, transfer and registration of certificates for shares.

      SEC. 6.05.     Transfer Agent and Registrar. The Board of Directors may appoint one or more transfer agents or transfer clerks and/or one or more registrars of transfers, and may require all stock certificates to bear the signature of a transfer agent or transfer clerk and/or a registrar of transfers. The Board may at any time terminate the appointment of any transfer agent or transfer clerk or any registrar of transfers.

      SEC. 6.06.     Owner of Certificate. The holder of record of any certificate for shares shall be deemed the holder in fact thereof and the Corporation shall not be bound to recognize any equitable or legal claim to or interest in such certificate on the part of any other persons, whether or not it shall have actual other or notice thereof, except as otherwise expressly provided by law.

ARTICLE VII

DIVIDENDS

      SEC. 7.01.     When Declared. Within any limitations in the Certificate of Incorporation and to the extent permitted by law, the Board of Directors may declare dividends from the surplus profits of the Corporation in cash, in property, or in the shares of the Corporation, whenever, in its opinion, the conditions of the Corporation’s affairs will render it expedient for such dividends to be declared.

      SEC. 7.02.     Payment. The Board of Directors, in declaring any dividend, may determine the shareholders entitled to receive such dividend by fixing a record date for the determination of shareholders and making any such dividend payable only to those persons who are shareholders of record as of such date. The Board may also determine the date when payment of any such dividend is to be made.

      SEC. 7.03.     Reserves. Before payment of any dividend, there may be set aside out of any funds of the Corporation available for dividends such sum or sums as the Board of Directors from time to time, in its absolute discretion, deems proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the Corporation, or for such other purpose as the Board shall deem conducive to the best interest of the Corporation, and the Board of Directors may modify or abolish any such reserve in the same manner as it was created.

ARTICLE VIII

CONTRACTS, BILLS, NOTES, DEPOSITORIES

      SEC. 8.01.     Bills, Notes, Etc. All bills payable, notes, checks, drafts, warrants or other negotiable instruments shall be made in the name of the Corporation, and shall be signed and countersigned by such officers or agents as shall be designated by resolution of the Board of Directors. No officer or agent of the Corporation, either singly or jointly with others, shall have the power to make any bill payable, note, check, draft or warrant or other negotiable instrument, or endorse the same in the name of the Corporation or contract or cause to be contracted any debt or liability in the name or in behalf of the Corporation, except as herein expressly prescribed and provided.

      SEC. 8.02.     Contracts. The Board of Directors may authorize any officer or officers, agent or agents, to enter into any contract or execute and deliver any instrument in the name of and on behalf of the Corporation, and such authority may be general and continuing or may be confined to specific instances.

      SEC. 8.03.     Depositories. The Board of Directors shall designate the trust company, or trust companies, bank or banks, in which shall be deposited the money or securities of the Corporation.

ARTICLE IX

OFFICES

      SEC. 9.01.     Principal Office. The principal office of the Corporation shall be at ~~the Proner Airport,~~ Seneca and Jamison Road, East Aurora, County of Erie and State of New York, and the exact address of such office may be determined, and changed, from time to time by resolution of the Board of Directors.

      SEC. 9.02.     Other Offices. The Corporation may have offices and places of business at such other places within or without the State of New York, as the Board of Directors may from time to time determine, or the business of the Corporation may require.

ARTICLE X

FISCAL YEAR

      SEC. 10.01.     Fiscal Year. Unless otherwise fixed by resolution of the Board of Directors, the fiscal year of the Corporation shall ~~begin on the 1st day of July and~~ end on the last ~~day of June~~ Saturday in September in each year.

ARTICLE XI

INSPECTORS OF ELECTION

      SEC. 11.01.     Appointment. The Board of Directors, prior to the Annual Meeting of Shareholders in each year, shall appoint one or more inspectors of election to act at such Annual Meeting of Shareholders and at all other meetings of shareholders held during the ensuing year. In the event of the failure of the Board of Directors to make any such appointments, or if any inspector of election shall for any reason fail to attend and act at such meeting, an inspector of election or inspectors of election, as the case may be, may be appointed by the chairman of the meeting at which such inspectors are to act.

ARTICLE XII

AMENDMENTS

      SEC. 12.01.     By Shareholders. These By-Laws may be amended or repealed and new By-Laws adopted by vote of the holders of all shares at the time entitled to vote in the election of directors. Unless a separate class vote is required by statute or the Certificate of Incorporation, a majority of the votes cast by the holders of all shares voting as single class at any meeting duly called in accordance with these By-Laws is necessary for such action.

      SEC. 12.02.     By Directors. These By-Laws may also be amended or repealed and new By-Laws adopted at any regular or special meeting of the Board of Directors, by the affirmative vote of a majority of the entire Board. ~~If any By-Law regulating an impending election of directors is amended, repealed or adopted by the Board, there shall be set forth in the notice of the next meeting of shareholders for the election of directors, the By-Law so amended, repealed or adopted, together with a concise statement of the changes made.~~ Any By-Law amended, repealed or adopted by the Board may be amended or repealed by the shareholders at any Annual Meeting of Shareholders, or at any Special Meeting of Shareholders called for that purpose, by the affirmative vote of the holders of a majority of the shares at the time entitled to vote for the election of directors.

ARTICLE XIII

INDEMNIFICATION

      Sec. 13.01. Indemnification. ~~To the extent permitted by law:~~

      (a) ~~The Corporation shall indemnify any person made a party to any action or proceeding by or in the right of the Corporation to procure a judgment in its favor, by reason of the fact that he, his testator or intestate, is or was a director or officer or employee of the Corporation, against the reasonable expenses, including attorneys’ fees, actually and necessarily incurred by him in connection with the defense of such action or proceeding, or in connection with any appeal therein, except in relation to matters as to which such person is adjudged to have breached his duty to the Corporation; and~~

      (b) ~~The Corporation shall indemnify any person made, or threatened to be made, a party to any action or proceeding other than one by or in the right of the Corporation to procure a judgment in its favor, whether civil or criminal, including an action by or in the right of any other corporation of any kind or type, domestic or foreign, which any director or officer or employee of the Corporation served in any capacity at the request of the Corporation, by reason of the fact that he, his testator or intestate, is or was a director or officer or~~

~~employee of the Corporation, or served such other corporation in any capacity, against judgments, fines, amounts paid in settlement and reasonable expenses, including attorneys’ fees, actually and necessarily incurred as a result of such action or proceedings, or any appeal therein, if such person acted in good faith, for a purpose which he reasonably believed would be in the best interests of the Corporation and, in criminal actions or proceedings, in addition had no reasonable cause to believe that his conduct was unlawful.~~

      (a) The Corporation shall indemnify its directors and officers and every other person whom the Corporation may indemnify under Section 722 of the New York Business Corporation Law as now in effect or as hereafter amended (or any successor provision) to the fullest extent permissible under and consistent with the New York Business Corporation Law.

      The right of indemnification provided in this Section 13.01 shall not be deemed exclusive of any other rights to which such director or officer or other person may be entitled apart from this Section 13.01.

      (b) In furtherance and not in limitation of the provisions of Section 13.01(a) of this Article XIII:

(i) Non-Exclusivity of Rights. The Corporation may indemnify any person to whom the Corporation is permitted to provide indemnification or the advancement of expenses by applicable law, whether pursuant to rights granted pursuant to, or provided by, the New York Business Corporation Law or other rights created by (A) a resolution of shareholders, (B) a resolution of the Board of Directors or (C) an agreement providing for such indemnification, it being expressly intended that these By-Laws authorize the creation of other rights in any such manner. The right to be indemnified and to the reimbursement or advancement of expenses incurred in defending a proceeding in advance of its final disposition conferred in this Section shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, provision of the Certificate of Incorporation, By-Laws, agreement, vote of shareholders or directors or otherwise.

(ii) Expenses. The Corporation shall, from time to time, reimburse or advance to any person referred to in Section 13.01(a) the funds necessary for payment of expenses, including reasonable attorneys’ fees, incurred in connection with any action or proceeding referred to in Section 13.01(a), up on receipt of a written undertaking by or on behalf of such person to repay such amount(s) if a judgment or other final adjudication adverse to such person establishes that (A) his or her acts were committed in bad faith or were the result of active and deliberate dishonesty and, in either case, were material to the cause of action so adjudicated, or (B) he or she personally gained in fact a financial profit or other advantage to which he or she was not legally entitled.

(iii) Interpretation of Rights to Indemnification. Any person entitled to be indemnified or to the reimbursement or advancement of expenses as a matter of right pursuant to this Section shall be entitled to the greater of the indemnification (or advancement of expenses) provided (A) under the applicable law in effect at the time of the occurrence of the event or events giving rise to the action or proceeding, to the extent permitted by law, or (B) under the applicable law in effect at the time indemnification (or advancement of expenses) is sought.

(iv) Other Rights. The right to be indemnified or to the reimbursement or advancement of expenses pursuant to this Section, (A) shall be deemed to arise from a contract between the Corporation and any person entitled to be indemnified or to the reimbursement or advancement of expenses pursuant to this Section 13.01(b), pursuant to which such person may bring suit as if the provisions hereof were set forth in a separate written contract between the Corporation and the such person and (B) shall continue as to a person who has ceased to be a director or officer and shall inure to the benefit of the estate, heirs, executors and administrators of such person, and shall continue to exist after the rescission or restrictive modification hereof with respect to events occurring prior thereto.

(v) Right of Claimant to Bring Suit. If a request to be indemnified is made under Section 13.01(a) of this Article XIII, the Board shall make a determination pursuant to § 723(b) of the New York Business Corporation Law within 30 days after such request as to whether the person so requesting indemnification is entitled to indemnification under this Article XIII and the New York Business Corporation Law. If a request to be indemnified or for the reimbursement or advancement of expenses under Section 13.01(b) is not paid in full by the Corporation within 30 days after a written claim has been received by the Corporation, the claimant may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim and, if successful in whole or in part, the claimant shall be entitled to be paid also the expense of prosecuting such claim. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in defending any proceeding in advance of its final disposition where the required undertaking, if any is required, has been tendered to the Corporation) that the claimant has not met the standards of conduct which make it permissible under the New York Business Corporation Law or hereunder for the Corporation to indemnify the claimant for the amount claimed, but the burden of proving such defense shall be on the Corporation. Neither the failure of the Corporation (including its Board of Directors, independent legal counsel or its shareholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he or she has met the applicable standard of conduct set forth in the New York Business Corporation Law or hereunder, nor an actual determination by the Corporation (including its Board of Directors, independent legal counsel or its shareholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the claimant has not met the applicable standard of conduct.

(vi) Insurance. The Corporation may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the Corporation or another corporation, partnership, limited liability company, joint venture, trust, employee benefit plan or other enterprise against any such expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the New York Business Corporation Law.

(vii) Separability. If this Section 13.01 or any portion hereof shall be invalidated on any ground by any court of competent jurisdiction, then the Corporation shall nevertheless indemnify each director, officer, any every other person covered by this Section as to costs, charges and expenses (including reasonable attorneys’ fees), judgments, fines and amounts paid in settlement with respect to any action, suit or proceeding, whether civil, criminal, administrative or investigative, including an action by or in the right of the Corporation, to the fullest extent permitted by any applicable portion of this Section 13.01(b) that shall not have been invalidated and to the fullest extent permitted by applicable law.

MOOG INC.

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
ANNUAL MEETING OF SHAREHOLDERS TO BE HELD
JANUARY 14, 2004 AT 9:15 A.M.
ALBRIGHT-KNOX ART GALLERY
1285 ELMWOOD AVENUE
BUFFALO, NEW YORK
CLASS A SHARES

     The undersigned hereby directs HSBC Bank USA, Trustee of the MOOG INC. Savings & Stock Ownership Plan, to vote all shares of Class A common stock of MOOG INC. held for the benefit of the undersigned and entitled to vote at the Annual Meeting of Shareholders to be held on January 14, 2004, and at all adjournments thereof, in the transaction of such business as may properly come before the meeting, and particularly the matters stated on the reverse side of this card, all in accordance with and as more fully described in the accompanying Proxy Statement.

     The Class A shares represented by this proxy will be voted as directed on the reverse side of this card, or if no direction is given, they will be voted by the Trustee as directed by the Investment Committee of the Plan. Your vote will be kept confidential.

(See Reverse)

Ù FOLD AND DETACH HERE Ù

MOOG INC.

ANNUAL MEETING OF SHAREHOLDERS TO BE HELD

Wednesday, January 14, 2004
9:15 a.m.
Albright-Knox Art Gallery
1285 Elmwood Avenue
Buffalo, New York

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ITEMS 1, 2 AND 3.

Please Mark Here
for Address ☐
Change or
Comments
SEE REVERSE SIDE

	FOR	AGAINST	ABSTAIN
1) Amendment to Certificate of Incorporation.	☐	☐	☐

2) Election of Director.

FOR the nominee listed to the right ☐	WITHHOLD AUTHORITY to vote for the nominee listed to the right ☐	CLASS A DIRECTOR TERM EXPIRING IN 2007 01 Robert R. Banta

3) Ratification of Ernst & Young LLP as auditors for the year 2004.
	FOR	AGAINST	ABSTAIN
	☐	☐	☐

4) In their discretion, the proxies are authorized to vote upon any other matters of business which may properly come before the meeting, or any adjournment(s) thereof.

Dated:	, 200

(Signature of Shareholder(s)

Please sign, date and return your voting card by 1/05/04 in the enclosed envelope which requires no postage. Please date and sign your name as the name appears on this proxy. Joint owners should each sign. If the signer is a corporation, please sign full name by duly authorized officer. Executors, administrators, trustees, etc. should give full title as such.

Ù FOLD AND DETACH HERE Ù

VOTE BY INTERNET OR TELEPHONE OR MAIL
24 HOURS A DAY, 7 DAYS A WEEK

Internet and telephone voting is available through 11:59 PM Eastern Time the day prior to annual meeting day.

YOUR TELEPHONE OR INTERNET VOTE AUTHORIZES THE NAMED PROXIES TO VOTE YOUR SHARES
IN THE SAME MANNER AS IF YOU MARKED, SIGNED AND RETURNED YOUR PROXY CARD.

INTERNET http://www.eproxy.com/moga		TELEPHONE 1-800-435-6710		MAIL

Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site.	OR	Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.	OR	Mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

IF YOU VOTE YOUR PROXY BY INTERNET OR BY TELEPHONE,
YOU DO NOT NEED TO MAIL BACK YOUR PROXY CARD.

MOOG INC.

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
ANNUAL MEETING OF SHAREHOLDERS TO BE HELD
JANUARY 14, 2004 AT 9:15 A.M.
ALBRIGHT-KNOX ART GALLERY
1285 ELMWOOD AVENUE
BUFFALO, NEW YORK
CLASS A SHARES

     The undersigned hereby directs Richard A. Aubrecht, Robert T. Brady and John B. Drenning, and each of them, attorneys and proxies each with full power of substitution to vote all shares of Class A common stock of MOOG INC. held by the undersigned and entitled to vote at the Annual Meeting of Shareholders to be held on January 14, 2004, and at all adjournments thereof, in the transaction of such business as may properly come before the meeting, and particularly the matters stated on the reverse side of this card in accordance with and as more fully described in the accompanying Proxy Statement.

     It is understood that this proxy may be revoked at any time insofar as it has not been exercised and that the shares may be voted in person if the undersigned attends the meeting.

     THE CLASS A SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED ON THE REVERSE SIDE OF THIS CARD, OR IF NO DIRECTION IS GIVEN, THEY WILL BE VOTED FOR ITEM 1, FOR THE NOMINEE LISTED IN ITEM 2, AND FOR ITEM 3.

(See Reverse)

Ù FOLD AND DETACH HERE Ù

MOOG, INC.

ANNUAL MEETING OF SHAREHOLDERS TO BE HELD

Wednesday, January 14, 2004
9:15 a.m.
Albright-Knox Art Gallery
1285 Elmwood Avenue
Buffalo, New York

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ITEMS 1, 2 AND 3.

Please Mark Here
for Address ☐
Change or
Comments
SEE REVERSE SIDE

	FOR	AGAINST	ABSTAIN

1) Amendment to Certificate of Incorporation.	☐	☐	☐

2) Election of Director.

FOR the nominee listed to the right ☐	WITHHOLD AUTHORITY to vote for the nominee listed to the right ☐	CLASS A DIRECTOR TERM EXPIRING IN 2007 01 Robert R. Banta

3) Ratification of Ernst & Young LLP as auditors for the year 2004.
	FOR	AGAINST	ABSTAIN
	☐	☐	☐
4) In their discretion, the proxies are authorized to vote upon any other matters of business which may properly come before the meeting, or any adjournment(s) thereof.

Dated:	, 200

(Signature of Shareholders)

Please sign, date and return your voting card by 1/05/04 in the enclosed envelope which requires no postage. Please date and sign your name as the name appears on this proxy. Joint owners should each sign. If the signer is a corporation, please sign full name by duly authorized officer. Executors, administrators, trustees, etc. should give full title as such.

Ù FOLD AND DETACH HERE Ù

VOTE BY INTERNET OR TELEPHONE OR MAIL
24 HOURS A DAY, 7 DAYS A WEEK

Internet and telephone voting is available through 11:59 PM Eastern Time the day prior to annual meeting day.

YOUR TELEPHONE OR INTERNET VOTE AUTHORIZES THE NAMED PROXIES TO VOTE YOUR SHARES
IN THE SAME MANNER AS IF YOU MARKED, SIGNED AND RETURNED YOUR PROXY CARD.

INTERNET http://www.eproxy.com/moga		TELEPHONE 1-800-435-6710		MAIL

Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site.	OR	Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.	OR	Mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

IF YOU VOTE YOUR PROXY BY INTERNET OR BY TELEPHONE,
YOU DO NOT NEED TO MAIL BACK YOUR PROXY CARD.

MOOG INC.

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
ANNUAL MEETING OF SHAREHOLDERS TO BE HELD
JANUARY 14, 2004 AT 9:15 A.M.
ALBRIGHT-KNOX ART GALLERY
1285 ELMWOOD AVENUE
BUFFALO, NEW YORK
CLASS B SHARES

     The undersigned hereby directs HSBC Bank USA, Trustee of the MOOG INC. Savings & Stock Ownership Plan, to vote all shares of Class B common stock of MOOG INC. held for the benefit of the undersigned and entitled to vote at the Annual Meeting of Shareholders to be held on January 14, 2004, and at all adjournments thereof, in the transaction of such business as may properly come before the meeting, and particularly the matters stated on the reverse side of this card, all in accordance with and as more fully described in the accompanying Proxy Statement.

     The Class B shares represented by this proxy will be voted as directed on the reverse side of this card, or if no direction is given, they will be voted by the Trustee as directed by the Investment Committee of the Plan. Your vote will be kept confidential.

(See Reverse)

Ù FOLD AND DETACH HERE Ù

MOOG INC.

ANNUAL MEETING OF SHAREHOLDERS TO BE HELD

Wednesday, January 14, 2004
9:15 a.m.
Albright-Knox Art Gallery
1285 Elmwood Avenue
Buffalo, New York

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ITEMS 1, 2 AND 3.

Please Mark
Here for Address ☐
Change or Comments
SEE REVERSE SIDE

	FOR	AGAINST	ABSTAIN

1. Amendment to Certificate of Incorporation.	☐	☐	☐

2. Election of Directors.

FOR all nominees listed to the right (except as marked to the contrary below) ☐	WITHHOLD AUTHORITY to vote for all nominees listed to the right ☐	CLASS B DIRECTORS TERMS EXPIRING IN 2007 01 Kraig H. Kayser 02 Robert H. Maskrey 03 Albert F. Myers CLASS B DIRECTOR TERM EXPIRING IN 2005 01 Raymond W. Boushie

To withhold authority for any individual nominee, please write his name in the space provided below.

3. Ratification of Ernst & Young LLP as auditors for the year 2004.
	FOR	AGAINST	ABSTAIN
	☐	☐	☐

4. In their discretion, the proxies are authorized to vote upon any other matters of business which may properly come before the meeting, or any adjournment(s) thereof.

Dated:	, 200

(Signature of Shareholder(s)

Please sign, date and return your voting card by 1/05/04 in the enclosed envelope which requires no postage. Please date and sign your name as the name appears on this proxy. Joint owners should each sign. If the signer is a corporation, please sign full name by duly authorized officer. Executors, administrators, trustees, etc. should give full title as such.

Ù FOLD AND DETACH HERE Ù

VOTE BY INTERNET OR TELEPHONE OR MAIL
24 HOURS A DAY, 7 DAYS A WEEK

Internet and telephone voting is available through 11:59 PM Eastern Time the day prior to annual meeting day.

YOUR TELEPHONE OR INTERNET VOTE AUTHORIZES THE NAMED PROXIES TO VOTE YOUR SHARES
IN THE SAME MANNER AS IF YOU MARKED, SIGNED AND RETURNED YOUR PROXY CARD.

INTERNET http://www.eproxy.com/mogb		TELEPHONE 1-800-435-6710		MAIL

Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site.	OR	Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.	OR	Mark, sign and date your proxy card and return it in the enclosed postage-paid

IF YOU VOTE YOUR PROXY BY INTERNET OR BY TELEPHONE,
YOU DO NOT NEED TO MAIL BACK YOUR PROXY CARD.

MOOG INC.

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
ANNUAL MEETING OF SHAREHOLDERS TO BE HELD
JANUARY 14, 2004 AT 9:15 A.M.
ALBRIGHT-KNOX ART GALLERY
1285 ELMWOOD AVENUE
BUFFALO, NEW YORK
CLASS B SHARES

     The undersigned hereby directs Richard A. Aubrecht, Robert T. Brady and John B. Drenning, and each of them, attorneys and proxies each with full power of substitution to vote all shares of Class B common stock of MOOG INC. held by the undersigned and entitled to vote at the Annual Meeting of Shareholders to be held on January 14, 2004, and at all adjournments thereof, in the transaction of such business as may properly come before the meeting, and particularly the matters stated on the reverse side of this card, all in accordance with and as more fully described in the accompanying Proxy Statement.

     It is understood that this proxy may be revoked at any time insofar as it has not been exercised and that the shares may be voted in person if the undersigned attends the meeting.

     THE CLASS B SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED ON THE REVERSE SIDE OF THIS CARD, OR IF NO DIRECTION IS GIVEN, THEY WILL BE VOTED FOR ITEM 1, AND FOR THE NOMINEES LISTED IN ITEM 2 AND FOR ITEM 3.

(See Reverse)

Ù FOLD AND DETACH HERE Ù

MOOG INC.

ANNUAL MEETING OF SHAREHOLDERS TO BE HELD

Wednesday, January 14, 2004
9:15 a.m.
Albright-Knox Art Gallery
1285 Elmwood Avenue
Buffalo, New York

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ITEMS 1, 2 AND 3.

Please Mark Here
for Address ☐
Change or
Comments
SEE REVERSE SIDE

	FOR	AGAINST	ABSTAIN

1. Amendment to Certificate of Incorporation.	☐	☐	☐

2. Election of Directors.

FOR all nominees listed to the right (except as marked to the contrary below) ☐	WITHHOLD AUTHORITY to vote for all nominees listed to the right ☐	CLASS B DIRECTORS TERMS EXPIRING IN 2007 01 Kraig H. Kayser 02 Robert H. Maskrey 03 Albert F. Myers
CLASS B DIRECTOR TERMS EXPIRING IN 2005 01 Raymond W. Boushie

To withhold authority for any individual nominee, please write his name in the space provided below.

3. Ratification of Ernst & Young LLP as auditors for the year 2004.
	FOR	AGAINST	ABSTAIN
	☐	☐	☐

4. In their discretion, the proxies are authorized to vote upon any other matters of business which may properly come before the meeting, or any adjournment(s) thereof

Dated:	, 200

(Signature of Shareholder(s)

Please sign, date and return your voting card by 1/05/04 in the enclosed envelope which requires no postage. Please date and sign your name as the name appears on this proxy. Joint owners should each sign. If the signer is a corporation, please sign full name by duly authorized officer. Executors, administrators, trustees, etc. should give full title as such.

Ù FOLD AND DETACH HERE Ù

VOTE BY INTERNET OR TELEPHONE OR MAIL
24 HOURS A DAY, 7 DAYS A WEEK

Internet and telephone voting is available through 11:59 PM Eastern Time the day prior to annual meeting day.

YOUR TELEPHONE OR INTERNET VOTE AUTHORIZES THE NAMED PROXIES TO VOTE YOUR SHARES
IN THE SAME MANNER AS IF YOU MARKED, SIGNED AND RETURNED YOUR PROXY CARD.

INTERNET http://www.eproxy.com/mogb		TELEPHONE 1-800-435-6710		MAIL

Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site.	OR	Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.	OR	Mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

IF YOU VOTE YOUR PROXY BY INTERNET OR BY TELEPHONE,
YOU DO NOT NEED TO MAIL BACK YOUR PROXY CARD.